EXECUTION

RECONSTITUTED SERVICING AGREEMENT

This Reconstituted Servicing Agreement (this “Agreement”) is made this 1st day of October 2005, by and between GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (the “Owner”), GMAC MORTGAGE CORPORATION, as servicer (the “Servicer”), and acknowledged by WELLS FARGO BANK, N.A., as master servicer (the “Master Servicer”) and DEUTSCHE BANK NATIONAL TRUST COMPANY, as trustee (the “Trustee”) of the HarborView Mortgage Loan Trust 2005-15 (the “Trust Fund”) created under the Pooling and Servicing Agreement (as defined below).

RECITALS

WHEREAS, the Owner has acquired certain mortgage loans listed on Schedule One hereto from Alliance Bancorp, Commercial Capital Bank, E-Loan, Inc., Gateway Funding Diversified Mortgage Services, Loan Center of California, Inc., Loan Link Financial Services, Metrocities Mortgage LLC, Mortgage IT, Inc., Paul Financial, LLC, Plaza Home Mortgage, Inc., PMC Mortgage Corp., Residential Mortgage Capital, Secured Bankers Mortgage Co. and Sierra Pacific Mortgage, Inc. (collectively, the “Originators”) on a servicing released basis and has retained the Servicer to service such Mortgage Loans (the “Serviced Mortgage Loans”) pursuant to a Master Interim Servicing Agreement between the Owner and the Servicer, dated as of March 26, 2003 (the “Servicing Agreement”), a copy of which is annexed hereto as Exhibit B;

WHEREAS, pursuant to Section 11.11, the Owner has the right, without the consent of the Servicer, to assign, in whole or in part, its interest under the Servicing Agreement with respect to some or all of the Serviced Mortgage Loans, and designate any person to exercise all or a portion of its rights under the Servicing Agreement with respect to such Serviced Mortgage Loans, provided such person executes an assignment and assumption agreement reasonably acceptable to the Servicer;

WHEREAS, the Owner proposes, pursuant to (i) a mortgage loan purchase agreement (the “Mortgage Loan Purchase Agreement”), dated as of October 1, 2005, between the Owner and Greenwich Capital Acceptance, Inc., as depositor (the “Depositor”), and (ii) a pooling and servicing agreement (the “Pooling and Servicing Agreement”), dated as of October 1, 2005, among the Owner, as seller, the Depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator and the Trustee, in its capacity as such and as Custodian, to transfer the Serviced Mortgage Loans (other than the Servicing Rights (as defined below) with respect to such Serviced Mortgage Loans) to the Trust Fund as part of a publicly-issued and privately-placed, rated mortgage securitization.  A copy of the Pooling and Servicing Agreement is annexed hereto as Exhibit C;

WHEREAS, in connection with the mortgage securitization, the Owner and the Servicer agree that (a) the assignment of the Serviced Mortgage Loans (other than the Servicing Rights with respect to such Serviced Mortgage Loans) under the Servicing Agreement to be accomplished by the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement constitutes a valid assignment from the Owner to the Depositor, and from the Depositor to the Trustee on behalf of the Trust Fund of the Owner’s rights and obligations under the Servicing Agreement to the extent provided therein, (b) on and after such assignment the provisions of the Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided by this Agreement and (c) this Agreement shall govern the servicing of the Serviced Mortgage Loans for so long as they remain subject to the provisions of the Pooling and Servicing Agreement;

WHEREAS, pursuant to this Agreement, the Master Servicer, and any successor master servicer, shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right to terminate the rights and obligations of the Servicer under this Agreement upon the occurrence of an Event of Default (as defined by this Agreement);

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.

Definitions.

“Servicing Rights”:  With respect to any Serviced Mortgage Loan, any and all of the following: (a) the right to terminate the Servicer as servicer of such Mortgage Loan, with or without cause, subject to Section 3.03 of the Pooling and Servicing Agreement; (b) the right to transfer the Servicing Rights and/or all servicing obligations with respect to such Mortgage Loan, subject to Section 3.03 of the Pooling and Servicing Agreement; (c) the right to the GMACM Subservicing Fee and (d) powers and privileges incident to any of the foregoing.

2.

Servicing; Incorporation by Reference of Servicing Agreement Provisions.  The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, as modified by the provisions of this Agreement and Exhibit A thereto, for the benefit of the Trust Fund, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

3.

Trust Fund Cut-off Date.  The parties hereto acknowledge that by operation of Section 5.01 of the Servicing Agreement (as modified by this Agreement) the remittance on November 18, 2005 to be made to the Trust Fund is to include all principal collections due after October 1, 2005 (the “Trust Fund Cut-off Date”), plus interest thereon at the Mortgage Loan Remittance Rate collected during the immediately preceding Due Period, but exclusive of any portion thereof allocable to a period prior to the Trust Fund Cut-off Date, and taking into account the adjustments specified in Section 5.01(a) of the Servicing Agreement (as modified by this Agreement).

4.

GMACM Subservicing Fee.  The “GMACM Subservicing Fee” for the Serviced Mortgage Loans serviced under this Agreement shall be an amount equal to (a) one-twelfth the product of (i) the GMACM Subservicing Fee Rate and (ii) the outstanding principal balance of the such Serviced Mortgage Loan as of the first day of the related month.  The “GMACM Subservicing Fee Rate” shall be an annual fee equal to 0.03% of the Assumed Principal Balance of each Serviced Mortgage Loan.  The GMACM Subservicing Fee shall be payable monthly from the interest portion (including recoveries with respect to interest from Liquidation Proceeds) of each Monthly Payment collected by the Servicer (or as otherwise provided under Section 4.05 of the Servicing Agreement).

5.

Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce the Servicer’s obligation to service the Serviced Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee and the Trust Fund, shall have the same rights (but not the obligations) as the Owner to enforce the obligations of the Servicer under the Servicing Agreement and unless otherwise specified in Exhibit A to this Agreement, references to the “Owner” in the Servicing Agreement shall include the “Master Servicer”; provided, however, that any obligation of the Owner to pay or reimburse the Servicer shall be satisfied from funds available in the Custodial Account or the Trust Fund.  The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the occurrence of an Event of Default under Section 9.01 of the Servicing Agreement (as modified by this Agreement).  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer or the Trustee be required to assume any of the obligations of the Owner under the Servicing Agreement and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling and Servicing Agreement.

6.

Representations.  The Servicer hereby reaffirms as of the Trust Fund Cut-off Date the representations and warranties made pursuant to Section 3.01 of the Servicing Agreement for the benefit of the Trust Fund.

7.

Notices.  All notices, consents, certificates or reports (collectively “written information”) required to be delivered hereunder between or among the parties hereto (including any third party beneficiary thereof) shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All written information required to be delivered to the Master Servicer hereunder shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046
Attention:  Corporate Trust Group, HarborView 2005-15
(or in the case of overnight deliveries,
9062 Old Annapolis Road
Columbia, Maryland 21045)
Telephone:  (410) 884-2000
Facsimile:   (410) 715-2380

All remittances required to be made to the Master Servicer under this Agreement shall be on a scheduled/scheduled basis and made to the following wire account:

Wells Fargo Bank, N.A.

ABA#:  121-000-248

Account Name:  SAS CLEARING

Account Number:  3970771416

For further credit to:

HarborView 2005-15, Account # 17200300

All written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California 92705

Attention:   HarborView 2005-15

Telephone:  (714) 247-6000

Facsimile:  (714) 247-6329

All written information required to be delivered to the Owner hereunder shall be delivered to the Owner at the following address:

Greenwich Capital Financial Products, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Attention:  Legal Department (HarborView 2005-15)

Telephone:  (203) 625-6072

Facsimile:   (203) 618-2163

All written information required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following addresses:

GMAC Mortgage Corporation

3451 Hammond Avenue

Waterloo, Iowa 50702

Attention:  General Servicing Manager (HarborView 2005-15)

Facsimile:  (319) 236-5175

GMAC Mortgage Corporation

100 Witmer Road

Horsham, Pennsylvania 19044

Attention:  General Counsel and Executive Vice President of National

Loan Administration (HarborView 2005-15)

Telephone:  (215) 682-1263

Facsimile:  (215) 682-1467

8.

Acknowledgement.  The Servicer hereby acknowledges that the rights of the Owner under the Servicing Agreement as modified by this Agreement (other than the Servicing Rights with respect to the Serviced Mortgage Loans) will be assigned to the Depositor under the Mortgage Loan Purchase Agreement and by the Depositor to the Trust Fund under the Pooling and Servicing Agreement and that each such assignment will constitute a valid assignment of the rights of the Owner under the Servicing Agreement (other than the Servicing Rights with respect to the Serviced Mortgage Loans) to the Depositor and from the Depositor to the Trust Fund pursuant to Section 11.01 of the Servicing Agreement.  The Servicer hereby consents to such assignments and acknowledges the Trust Fund’s REMIC election.

9.

Servicing Rights.  Notwithstanding anything provided herein to the contrary, each of the parties hereto agrees and acknowledges that the Owner is the owner of the Servicing Rights with respect to the Serviced Mortgage Loans.

10.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

11.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Executed as of the day and year first above written.

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
as Owner

By: /s/ Shakti Radhakishun

Name: Shakti Radhakishun

Title:   Senior Vice President

GMAC MORTGAGE CORPORATION,

as Servicer

By: /s/ Wesley B. Howland

Name:  Wesley B. Howland

Title:    Vice President

Acknowledged By:

DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Trustee

By: /s/ Eiko Akiyana

Name: Eiko Akiyana

Title:   Associate

WELLS FARGO BANK, N.A.,

as Master Servicer

By: /s/ Graham Oglesby

Name: Graham Oglesby

Title:   Assistant Vice President

EXHIBIT A

Modifications to the Servicing Agreement

1.

A new definition of “Acceptable Successor Servicer” is hereby added to Article I, immediately prior to the definition of “Accepted Servicing Practices” to read as follows:

“Acceptable Successor Servicer”:  A Servicer that meets each of the following characteristics:  (i) such Servicer is a Freddie Mac- or Fannie Mae-approved servicer, (ii) such Servicer has been approved by each Rating Agency, as evidenced by a letter from such Rating Agency delivered to the Master Servicer and the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates and (iii) such Servicer is reasonably acceptable to the Master Servicer and the Trustee.

2.

A new definition of “Adverse REMIC Event” is hereby added to Article I, immediately after the definition of “Accepted Servicing Practices” to read as follows:

“Adverse REMIC Event”:  Any action or omission by the Servicer that would cause the Trust Fund to (i) endanger the status of any REMIC related thereunder or (ii) result in the imposition of a tax upon the REMIC, including but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G of the Code.

3.

A new definition of “Assumed Principal Balance” is hereby added to Article I, immediately after the definition of “ARM Loan,” to read as follows:

“Assumed Principal Balance”:  As to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan outstanding as of the Trust Fund Cut-off Date after application of payments due on or before the Trust Fund Cut-off Date, whether or not received, minus (ii) all amounts previously distributed to the Master Servicer with respect to the Serviced Mortgage Loan pursuant to Section 5.01 and representing (a) payments or other recoveries of principal or (b) advances of scheduled principal payments made pursuant to Section 5.04.

4.

The definition of “Business Day” in Article I is hereby amended by restating clause (ii) of such definition to read as follows:

(ii) a day on which banks and savings and loan institutions in the Commonwealth of Pennsylvania, the State of California, the State of Maryland, the State of Washington, the State of Texas, the State of Minnesota or the State of New York are authorized or obligated by law or executive order to be closed.

5.

The definition of “Escrow Account” in Article I shall be amended by replacing the reference to “Servicer Escrow Account, in trust for Greenwich Capital Financial Products, Inc., Owner of Whole Loans, and various Mortgagors” with “Servicer Escrow Account, in trust for Deutsche Bank National Trust Company, as trustee of the HarborView Mortgage Loan Trust 2005-15, and various Mortgagors.”

6.

A new definition of “GMACM Subservicing Fee” shall be added to Article I, immediately before the definition of “HUD”, to read as follows:

“GMACM Subservicing Fee”:  an amount equal to (a) one-twelfth the product of (i) the GMACM Subservicing Fee Rate and (ii) the outstanding principal balance of the such Serviced Mortgage Loan as of the first day of the related month.

7.

A new definition of “GMACM Subservicing Fee Rate” shall be added to Article I, immediately before the definition of “HUD”, to read as follows:

“GMACM Subservicing Fee Rate”:  shall be an annual fee equal to 0.03% of the Assumed Principal Balance of each Mortgage Loan.

8.

The definition of “Mortgage Interest Rate” in Article I is hereby amended by adding the words “net of any Relief Act Reduction” after the word “Note” and before the period at the end of such defined term.

9.

A new definition of “Mortgage Loan Remittance Rate” is hereby added to Article I, immediately before the definition of “Mortgage Loan Schedule”, to read as follows:

“Mortgage Loan Remittance Rate”:  As to each Mortgage Loan, the annual rate of interest required to be remitted hereunder to the Master Servicer, which shall be equal to the related Mortgage Interest Rate minus the related GMACM Subservicing Fee Rate.

10.

The definition of “Nonrecoverable Advance” in Article I is hereby amended by adding the words “or any P&I Advance made pursuant to Section 5.04” immediately after the words “Servicing Advance” in such defined terms.

11.

The definition of “Opinion of Counsel” in Article I is hereby amended by adding the following proviso immediately after the word “party” and before the period at the end of such defined term:

; provided that any Opinion of Counsel relating to (a) qualification of the Serviced Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Master Servicer and the Owner, who (i) is in fact independent of the Servicer and any master servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or any master servicer of the Serviced Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or any master servicer of the Serviced Mortgage Loans as an officer, employee, director or person performing similar functions.

12.

A new definition of “P&I Advance” is hereby added to Article I, immediately before the definition of Partial Principal Prepayment, to read as follows.

“P&I Advance”:  As to any Serviced Mortgage Loan, any advance made by the Servicer of principal and/or interest on a Serviced Mortgage Loan pursuant to Section 5.04.

13.

A new definition of “Prepayment Interest Shortfall” is added to Article I, immediately before the definition of “Primary Mortgage Insurance Policy”, to read as follows:

“Prepayment Interest Shortfall”:  As to any Remittance Date and any Serviced Mortgage Loan, (a) if such Serviced Mortgage Loan was the subject of a Full Principal Prepayment during the related Principal Prepayment Period, the excess of one month’s interest (adjusted to the Mortgage Loan Remittance Rate) on the Assumed Principal Balance of such Serviced Mortgage Loan outstanding immediately prior to such prepayment, over the amount of interest (adjusted to the Mortgage Loan Remittance Rate) actually paid by the Mortgagor in respect of such Principal Prepayment Period, and (b) if such Serviced Mortgage Loan was the subject of a Partial Principal Prepayment during the related Principal Prepayment Period, an amount equal to one month’s interest at the Mortgage Loan Remittance Rate on the amount of such Partial Principal Prepayment.

14.

A new definition of “Principal Prepayment Period” is hereby added to Article I, immediately before the definition of “Prior Servicers” to read as follows:

“Principal Prepayment Period”:  As to any Remittance Date, the calendar month preceding the calendar month in which such Remittance Date occurs.

15.

New definitions of “Relief Act Reduction”, “REMIC” and “REMIC Provisions” are hereby added to Article I immediately following the definition of “Recourse Obligation” to read as follows:

“Relief Act Reduction”:  With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as amended, or any similar state law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

“REMIC”:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

“REMIC Provisions”:  Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

16.

The definition of “Remittance Date” in Article I of the Agreement is hereby amended and restated in its entirety to read as follows:

“Remittance Date”:  The 18th day of any month, or if such 18th day is not a Business Day, the first Business Day immediately preceding such day.

17.

A new definition of “Sarbanes Certifying Party” is added to Article I, immediately before the definition of “Seller”, to read as follows:

“Sarbanes Certifying Party”:  A person who provides a certification required under the Sarbanes-Oxley Act of 2002 on behalf of the Trust Fund.

18.

The definition of “Servicing Fee” is hereby deleted in its entirety.

19.

A new definition of “Termination Fee” is added to Article I, immediately before the definition of “Seller”, to read as follows:

“Termination Fee”:  The amount that the Owner shall be required to pay to the Servicer as liquidated damages as a result of the Owner terminating this Agreement without cause with respect to some or all of the Mortgage Loans pursuant to Section 10.01(ii) hereof..

20.

Section 3.02 (Representations and Warranties of Owner) is hereby deleted in its entirety.

21.

Section 4.01 (Servicer to Act as Servicer) is hereby amended by:

(a)

adding the following proviso after the word “Practices” and immediately before the period at the end of the first sentence of the first paragraph thereof:

; provided, however, that the Servicer shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (but not at the expense of the Servicer) to the effect that the contemplated action will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

(b)

adding the following additional proviso after the word “Loan” and immediately before the period at the end of the first sentence of the second paragraph thereof:

; and provided further, no such modification shall be permitted unless the Servicer shall have received written approval from the Master Servicer that such modification, waiver or amendment would not cause an Adverse REMIC Event.  The Master Servicer may, in its discretion, obtain an Opinion of Counsel conforming such determination, costs which shall be a reimbursable expense to the Master Servicer from the Trust Fund.  Promptly after the execution of any assumption, modification, consolidation or extension of any Serviced Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension;

(c)

adding the following sentences to immediately follow the first sentence of the second paragraph:

If, with the consent of the Master Servicer, the Servicer permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall include in each remittance for any month in which any such principal or interest payment has been deferred an amount equal to the amount that the Servicer would have been required to advance pursuant to Section 5.04 if such deferred amounts had been delinquent, and shall be entitled to reimbursement for such advances only to the same extent as for P&I Advances made pursuant to Section 5.04.  If reasonably required by the Servicer, the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement; and

(d)

adding the following paragraph immediately after the second paragraph of Section 4.01:

The Servicer shall not waive any prepayment penalty with respect to any Serviced Mortgage Loan except as provided in this paragraph.  If the Servicer or its designee fails to collect the prepayment penalty upon any prepayment of any Serviced Mortgage Loan which contains a prepayment penalty, the Servicer shall pay to the Trust Fund at such time by means of a deposit into the Custodial Account an amount equal to the prepayment penalty which was not collected; provided, however, the Servicer shall not have any obligation to pay the amount of any uncollected prepayment penalty under this Section 4.01 if the failure to collect such amount is the result of inaccurate or incomplete information provided by the Owner and which is included as part of the Mortgage Loan Schedule as Schedule One attached hereto.  Notwithstanding the above, the Servicer or its designee may waive a prepayment penalty without remitting the amount of the foregone prepayment penalty to the Custodial Account if (i) such waiver relates to a prepayment which is not a result of a refinancing by the Servicer or any of its affiliates and (ii) the Serviced Mortgage Loan is in default or foreseeable default and such waiver (a) is standard and customary in servicing similar mortgage loans to the Serviced Mortgage Loan and (b) would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such prepayment penalty and the related Serviced Mortgage Loan or (iii) the collection of the prepayment penalty would be in violation of applicable laws.

(e)

by changing the words “Servicing Fee” in the last sentence of the third paragraph to “GMACM Subservicing Fee.”

22.

Section 4.04 (Establishment of Custodial Accounts; Deposits in Custodial Account) is hereby amended by:

(a)

adding the following words after the word “Accounts” and before the period at the end of the first sentence of the first paragraph:

, entitled “in trust for the Trustee of HarborView Mortgage Loan Trust 2005-15;”

(b)

adding the following new sentence immediately after the second sentence of the first paragraph:

Any investment of funds in the Custodial Account shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (i) any investment in the institution in which the Custodial Account is maintained may mature on such Remittance Date and (ii) any other investment may mature on such Remittance Date if the Servicer shall advance funds on such Remittance Date, to the extent necessary to make distributions to the Trust Fund) and shall not be sold or disposed of prior to maturity.

(c)

by deleting the word “and” after the semi-colon in subclause (vi), replacing the period with “; and” at the end of clause (vii) and adding new clause (viii) to read as follows:

(viii)  any amounts required to be deposited in the Custodial Account pursuant to Section 5.05.

23.

Section 4.05 (Withdrawals from the Custodial Account) is hereby amended as follows:

(a)

by adding a new subclause (ii) to read as follows:

(ii)  to reimburse itself for P&I Advances, the Servicer’s right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Serviced Mortgage Loan that represents payments of principal and/or interest respecting which any such P&I Advance was made;

(b)

by renumbering existing subclause (ii) as subclause (iv) and amending and restating such clause in its entirety to read as follows:

(iv)  to reimburse itself first for unreimbursed Servicing Advances, second, for unreimbursed P&I Advances, and third for any unpaid GMACM Subservicing Fees, the Servicer’s right to reimburse itself pursuant to this subclause (iv) with respect to any Serviced Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Serviced Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(c)

by changing the words “Servicing Fee” in subclause (iii) to “GMACM Subservicing Fee”.

(d)

by renumbering existing subclause (iv) as subclause (v) and amending and restating such clause in its entirety to read as follows:

(v)  to reimburse itself for unreimbursed Servicing Advances and P&I Advances made pursuant to Section 5.04 to the extent that such amounts are nonrecoverable by the Servicer pursuant to subclause (iv) above;

24.

Section 4.06 (Establishment of Escrow Accounts; Deposits in Escrow Account) shall be amended by adding the following words after the word “Accounts” and immediately before the period at the end of the first sentence:

; entitled “in trust for the Trustee of the HarborView Mortgage Loan Trust 2005-15”.

25.

Section 4.13

(Title, Management and Disposition of REO Property) is hereby amended and restated in its entirety to read as follows:

Section 4.13

Title, Management and Disposition of REO Property.

If title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer or its nominee, in either case as nominee, for the benefit of the Trustee on behalf of the Trust Fund on the date of acquisition of title (the "REO Owner").  In the event the Servicer is not authorized or permitted to hold title to real property in the state in which the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer, at expense of the Trust Fund, from an attorney duly licensed to practice law in the state where the REO Property is located.  The Person or Persons holding such title other than the Trust Fund shall acknowledge in writing that such title is being held as nominee for the REO Owner.

The Servicer shall notify the Master Servicer in accordance with Accepted Servicing Procedures of each acquisition of REO Property upon such acquisition, and thereafter assume the responsibility for marketing such REO Property in accordance with Accepted Servicing Procedures. Thereafter, the Servicer shall continue to provide certain administrative services to the Trust Fund relating to such REO Property as set forth in this Section 4.13. The REO Property must be sold within three years following the end of the calendar year of the date of acquisition, unless a REMIC election has been made with respect to the arrangement under which the Serviced Mortgage Loans and REO Property are held and (i) the Master Servicer shall have been supplied with an Opinion of Counsel to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on “prohibited transactions” of the related trust as defined in Section 860F of the Internal Revenue Code of 1986, as amended (the “Code”), or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period.  If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Master Servicer as to progress being made in selling such REO Property and (ii) if, with the written consent of the Master Servicer, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement between the Servicer and the Master Servicer on behalf of the Trust Fund shall be entered into with respect to such purchase money mortgage.

Notwithstanding any other provision of this Agreement, if a REMIC election has been made, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as “foreclosure property” within a meaning of Section 860G(a)(8) of the Code, (ii) subject the Trust Fund to the imposition of any federal or state income taxes on “net income from foreclosure property” with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund or any income from non-permitted assets as described in Section 860F(a) (2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate each REO Property for the REO Owner solely for the purpose of its prompt disposition and sale, and in the same manner that it would be required to manage, conserve, protect and operate foreclosed property for its own account (subject to the condition described in the second paragraph of Section 4.02).  The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the REO Owner.

The Servicer shall cause to be deposited in the Escrow Account, on a daily basis upon receipt thereof, all revenues received with respect to the conservation and disposition of the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the related REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 hereof and the fees of any managing agent acting on behalf of the Servicer.  In the event the Servicer chooses to manage the related REO Property, the Servicer shall be entitled to receive a management fee in an amount equal to the greater of $1,500 or 1% of the sales price of the related REO Property (the “REO Disposition Fee”).  The Servicer shall be entitled to deduct the REO Disposition Fee directly from the REO Disposition proceeds prior to distribution of the REO Distribution Proceeds to the Master Servicer.  Any disbursement in excess of $5,000 shall be made only with the written approval of the REO Owner.  For purposes of the preceding sentence, any approval given by the Owner shall constitute approval by the Master Servicer.  On or before each Determination Date, the Servicer shall withdraw from the Escrow Account and deposit into the Custodial Account the net income from the REO Property on deposit in the Escrow Account less any reserves required to be maintained in the Escrow Account from time to time to satisfy reasonably anticipated expenses.  The Servicer shall furnish to the Master Servicer on each Remittance Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month and the Servicer's efforts in connection with the sale of that REO Property.  Such statement shall be accompanied by such other information as the Master Servicer shall reasonably request.

Each REO Disposition shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Trust Fund. If upon the acquisition of title to the Mortgaged Property by foreclosure sale or deed in lieu of foreclosure or otherwise, there remain outstanding unreimbursed P&I Advances pursuant to Section 5.04 with respect to the Serviced Mortgage Loan or if, upon liquidation as provided in this Section 4.13, there remain outstanding any unreimbursed Servicing Advances with respect to the Mortgaged Property or the Serviced Mortgage Loan, the Servicer shall be entitled to reimbursement from the proceeds received in connection with the disposition of the Mortgaged Property, and from the Trust Fund if such proceeds are insufficient, for any related unreimbursed Servicing Advances or related unreimbursed P&I Advances pursuant to Section 5.04.  On the Remittance Date immediately following the Principal Prepayment Period in which REO Disposition Proceeds are received, the net cash proceeds of such REO Disposition shall be distributed to the Trust Fund.  In the event that the Servicer is billed for expenses related to an REO Property subsequent to the date on which the net cash proceeds of such REO Disposition are distributed to the REO Owner, the Servicer shall pay such expenses and shall thereupon be entitled to reimburse itself therefor by withdrawing the amount of such expenses from the Custodial Account.

26.

Section 5.01 (Remittances) is hereby amended and restated in its entirety to read as follows:

Section 5.01

Remittances.

(a)

On each Remittance Date, the Servicer shall remit to the Master Servicer (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05(ii)-(v), plus (ii) the aggregate amount of P&I Advances, if any, and payments pursuant to Section 5.04, if any, that the Servicer is obligated to make on such Remittance Date, plus (iii) the aggregate amount of any Prepayment Interest Shortfall existing as of such Remittance Date, minus (iv) any amounts that represent early receipts of Monthly Payments due on a Due Date or Due Dates subsequent to the Due Date occurring in the month of such Remittance Date (except to the extent that, pursuant to Section 5.04, any funds described in this clause (iv) are to be remitted to the Master Servicer in lieu of P&I Advances by the Servicer out of its own funds), and minus (v) any amounts that represent Full Principal Payments received in the month of such Remittance Date (except to the extent pursuant to Section 5.04, any funds disbursed in this clause (v) are to be remitted to the Master Servicer in lieu of P&I Advances out of the Servicer’s own funds).

(b)

Each remittance pursuant to this Section 5.01 shall be made by wire transfer of immediately available funds to, or by other means of transmission or transfer that causes funds to be immediately available in, the account which shall have been designated by the Master Servicer.

(c)

With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the prime rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding related Remittance Date.

27.

Section 5.02 (Statements to Owner) is hereby amended in its entirety to read as follows:

(a)

Section 5.02

Statements to Master Servicer.

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in written or electronic format (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

The Servicer shall provide the Master Servicer with such information available to it concerning the Serviced Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund’s federal income tax return as the Master Servicer may reasonably request from time to time.

28.

A new Section 5.04 (P&I Advances by the Servicer) is hereby added to the Servicing Agreement to read as follows:

Section 5.04

P&I Advances by the Servicer.

Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall from its own funds deposit in the Custodial Account an amount equal to all Monthly Payments that were due on the related Due Date and that were delinquent at the close of business on the related Determination Date, with the interest adjusted to the respective Mortgage Loan Remittance Rates; provided, however, that to the extent there are funds on deposit in the Custodial Account that are not otherwise required to be distributed to the Master Servicer on such Remittance Date, the Servicer may remit such funds in lieu of making advances of its own funds; and further provided that any such funds held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit into the Custodial Account on or before each Remittance Date to the extent that funds on deposit in the Custodial Account for the related Remittance Date (determined without regard to P&I Advances required to be made on such Remittance Date) shall be less than the aggregate amount required to be distributed to the Master Servicer pursuant to Section 5.01 on such related Remittance Date.  For purposes of this Section 5.04, any Monthly Payment or portion thereof deferred pursuant to Section 4.01 shall be considered delinquent until paid.  The Servicer's obligation to make P&I Advances as to any Mortgage Loan shall continue through the Remittance Date following acquisition or disposition of title to the related Mortgaged Property through foreclosure or by delivery of a deed in lieu of foreclosure.

Notwithstanding the provisions of this Section 5.04, the Servicer shall not be required to make any advance of principal and interest if, in the good faith judgment of the Servicer, such advance of principal and interest will not ultimately be recoverable from the related Mortgagor, from Liquidation Proceeds or otherwise.

29.

A new Section 5.05 (Prepayment Interest Shortfalls) is hereby added to the Servicing Agreement to read as follows:

Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall from its own funds deposit in the Custodial Account an amount equal to the aggregate Prepayment Interest Shortfall, if any, existing in respect of the related Principal Prepayment Period.  Such deposit shall be made from the Servicer’s own funds, without reimbursement therefor, up to a maximum amount of 0.375% per annum per Mortgage Loan, as received for such month for the Mortgage Loans.

30.

Section 6.03 (Servicing Compensation) is superseded by Section 4 of this Agreement.

31.

Section 6.04 (Annual Statement as to Compliance) is hereby amended as follows:

(a)

by adding “(a)” prior to the first paragraph of such Section;

(b)

by changing the words “not later than 90 days following the end of such fiscal year of the Servicer, beginning March 31, 2003” to the following:  “Not later than the later of (i) March 15th of each year beginning March 15, 2006 and (ii) 15 days prior to the date on which the Form 10-K is required to be filed with the Securities and Exchange Commission (“SEC”) for each year.”

(c)

by changing the reference to “Owner” in such first paragraph to “Master Servicer and any Sarbanes Certifying Party.”

(d)

by adding the following paragraph (b) after the first paragraph of such Section:

(b)

For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, (“Sarbanes-Oxley”) is required to be given on behalf of the Trust Fund and the Serviced Mortgage Loans are being serviced by a master servicer by the later of the date of (i) March 15th of each year and (ii) 15 days prior to the date on which the Form 10-K is required to be filed with the SEC for each year (or if such day is not a Business Day, the immediately preceding Business Day), an officer of the Servicer shall execute and deliver an Officer’s Certificate to the Master Servicer and its officers, directors and affiliates, in the form of Exhibit D hereto.

(e)

by adding the following paragraph (c) after paragraph (b) of such Section:

(c)

The Servicer shall indemnify and hold harmless each of the Master Servicer, the Depositor, the Trustee and the Trust Fund and its officers, directors, agents and affiliates (the “Indemnified Parties”) from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 6.04 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Indemnified Parties, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Parties as a result of the losses, claims, damages or liabilities of the Indemnified Parties in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Section 6.04 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

32.

Section 6.05 (Annual Independent Accountants’ Servicing Report) is hereby amended by:

(a)

By replacing the reference to “Not later than 90 days following the end of each fiscal year of the Servicer, beginning March 31, 2006” in the first sentence thereof with the following:

No later than the later of (a) March 15th of each year and (b) 15 days prior to the date on which the Form 10-K is required to be filed with the SEC for each year so long as the Serviced Mortgage Loans are master serviced by the Master Servicer”; and

(b)

by replacing the reference to “Owner” with “Master Servicer”

(c)

by adding the following new paragraph after the first paragraph to read as follows:

Any Annual Independent Public Accountant's Report furnished pursuant to this Section 6.05 shall be in such form as shall permit such report to be filed with the Securities and Exchange Commission as part of the Depositor’s annual report on Form 10-K filed pursuant to the Securities Exchange Act of 1934, as amended, and no such Annual Independent Public Accountant's Report shall contain any language restricting, limiting or prohibiting such use of such report.

33.

Section 6.06 (Right to Examine Company Records) is hereby amended and restated in its entirety to read as follows:

If any of the Master Servicer or the Trustee provide reasonable prior written notice, any such party and its respective accountants, attorneys, or designees may examine the Servicing Files relating to the Serviced Mortgage Loans and the REO Properties during normal business hours of the Servicer at the Trust Fund's expense.  The examining party or parties shall provide to the Servicer a copy of any report generated in connection with any such examination.

34.

Section 8.01 (Indemnification; Third Party Claims) is amended by replacing the word “Owner” in the first line thereof with the words “Trust Fund, the Trustee, the Depositor and the Master Servicer”; by replacing the word “Owner” or “Owner’s” in the tenth, fourteenth and seventeenth lines thereof with the word “Master Servicer”;

35.

Section 8.02 (Merger or Consolidation of the Company) is hereby amended by (i) inserting “, with the prior written consent of the Master Servicer (which consent shall not be unreasonably withheld) and notice to the Trustee” between the words “shall” and “be” in the second and fourth lines of the second paragraph thereof.

36.

Section 8.04 (Company Not to Resign) is hereby amended by (i) replacing the word “Owner” in the second line thereof with “Owner, as the owner of the Servicing Rights,”.

37.

Section 8.05 (No Transfer of Servicing) is hereby amended by:

(a)

changing the words “Owner has” to “the Owner, as owner of the Servicing Rights, has” in the second line; and

(b)

changing the word to “Owner” in the eighth line thereof to “Owner, as owner of the Servicing Rights”.

38.

Section 8.06 (Indemnification by Owner) is hereby deleted in its entirety.

39.

Section 8.07 (Notice of Settlement and Claims) is hereby deleted in its entirety.

40.

Section 9.01 (Event of Default) is hereby amended by:

(a)

changing any reference to “Owner” to “Master Servicer;”

(b)

changing the reference to “sixty days” to “thirty days” in clause (ii);

(c)

by removing the word “or” at the end of clause (vi) and adding the following new clauses (viii) and (ix):

(viii)

the Servicer fails to meet the qualification of either a Freddie Mae or Fannie Mac servicer (to the extent such entities are then operating in a capacity similar to that in which they operate on the Closing Date); or

(ix)

failure by the Servicer to duly perform, within the required time period, its obligations under Section 6.04 or Section 6.05 which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Servicing Agreement or by any master servicer responsible for master servicing the Serviced Mortgage Loans pursuant to a securitization of such Serviced Mortgage Loans;

(d)

by deleting the reference to “Owner’s Event of Default” in its entirety.

(e)

by amending and restating paragraph (c) of such section to read as follows:

If an Event of Default shall occur, then so long as such Event of Default shall not have been remedied, the Master Servicer may, by notice in writing to the Servicer, in addition to whatever rights the Master Servicer may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Serviced Mortgage Loans and the proceeds thereof.  On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01.  Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Serviced Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense.  The Servicer shall cooperate with the Master Servicer and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts (less any amounts due the Servicer pursuant to the terms of this Agreement) which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Serviced Mortgage Loans.

41.

Section 9.02 (Waiver of Defaults) is hereby amended by changing the reference to “Owner” to “Master Servicer”.

42.

Section 10.01 (Termination) is hereby amended by:

(a)

by restating the clause (ii) to read:

30 days’ written notice from the SRO Owner, as owner of the Servicing Rights, to the Servicer, the Master Servicer and the Trustee, provided such termination is acceptable to the Rating Agencies and subject to payment by the Seller of the Termination Fee; and

(b)

by restating clause (iv) to read:

mutual consent of the Servicer and the SRO Owner, as owner of the Servicing Rights, in writing, provided such termination is acceptable to the Rating Agencies;

(c)

by deleting the last sentence thereof and replacing it with the following:

In the event that Owner terminates the Servicer without cause with respect to some or all of the Mortgage Loans in accordance with (ii) above, the Owner shall be required to pay to the Servicer a Termination Fee in the amount of (a) $50.00 for each transfer of Mortgage Loans on any date and (b) $10.00 per Mortgage Loan transferred.

43.

Section 10.02 (Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Whole Loan Transfer) is deleted in its entirety.

44.

Section 10.03 (Transfer of Servicing for Defaulted Loans) is deleted in its entirety.

45.

Section 10.04 (Transfer of Books and Records) is hereby amended by changing the words “Servicing Fee” in the last sentence to “GMACM Subservicing Fee”.

46.

Section 11.01 (Successor to Company) is hereby amended by:

(i)

changing the word “Owner” in the second line of the first paragraph to “Master Servicer” and by adding the words “, in accordance with Section 3.03 of the Pooling and Servicing Agreement, including the requirement therein that for a period of 30 calendar days following the termination of the Servicer, the Owner shall have the right to appoint an Acceptable Successor Servicer,” after the word “shall” in the second line of the first paragraph thereto;

(ii)

adding the reference to “Section, 9.01” after the words “Section 8.04”, in the first and second paragraphs of such Section.

(iii)

adding the following new sentence immediately following the first sentence of the first paragraph thereof to read as follows:

Any successor to the Servicer shall be an Acceptable Successor Servicer.

(iv)

amending the existing second sentence of the first paragraph thereof by (a) changing the word “Owner” to “the Master Servicer” and (b) by adding the following provisos at the end of such sentence:

; provided, however, that no such compensation shall be in excess of 0.375 per annum.

(v)

replacing the word “Owner” in the second line of the second paragraph thereof with “the Owner, the Trustee and Master Servicer”.

(vi)

replacing the reference to “Owner” in the fourth paragraph thereof with “the Owner, the Trustee and the Master Servicer”.

47.

Section 11.02 (Amendment) is hereby amended by replacing the words “by written agreement signed by the Servicer and the Owner” with “by written agreement signed by the Depositor, Seller, Master Servicer and the Servicer,” and by adding the following sentence at the end thereof:

“The party requesting such amendment shall, at its own expense, provide the Trustee, the Master Servicer and the Depositor with an Opinion of Counsel that such amendment is permitted under the terms of this Agreement, the Servicer has complied with all applicable requirements of this Agreement, and such amendment will not materially adversely affect the interest of the Certificateholders in the Serviced Mortgage Loans.”

48.

Section 11.10 (Confidentiality of Information) shall not apply to this Agreement.

49.

New Section 11.16 (Intended Third Party Beneficiaries) is added to the Servicing Agreement to read as follows:

Section 11.16

Intended Third Party Beneficiaries.

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee and the Master Servicer each receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Trustee as if the Trustee were a party to this Agreement, and the Trustee and the Master Servicer each shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement.  The Servicer shall only take directions from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification and the indemnification obligations) shall terminate upon termination of the Trust Fund pursuant to the Trust Agreement.

EXHIBIT B

Servicing Agreement

______________________________________________________________________________

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

Owner

and

GMAC MORTGAGE CORPORATION

Servicer

MASTER INTERIM SERVICING AGREEMENT

Dated as of March 26, 2003

_________________________________________________________________

TABLE OF CONENTS

ARTICLE I
DEFINITIONS

Section 1.01.  Defined Terms.

1

ARTICLE II
SERVICING OF MORTGAGE LOANS; POSSESSION OF
SERVICING FILES; BOOKS AND RECORDS; DELIVERY OF
MORTGAGE LOAN DOCUMENTS

Section 2.01.  Servicing of Mortgage Loans.

9

Section 2.02.  Maintenance of Servicing Files.

10

Section 2.03.  Books and Records.

10

Section 2.04.  Transfer of Mortgage Loans.

11

Section 2.05.  Delivery of Mortgage Loan Documents.

11

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.01.  Representations and Warranties of the Servicer.

12

Section 3.02.  Representations and Warranties of Owner

13

ARTICLE IV
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01.  Servicer to Act as Servicer.

15

Section 4.02.  Collection of Mortgage Loan Payments.

16

Section 4.03.  Realization Upon Defaulted Mortgage Loans.

16

Section 4.04.  Establishment of Custodial Accounts; Deposits in Custodial Accounts.

17

Section 4.05.  Permitted Withdrawals From the Custodial Account.

18

Section 4.06.  Establishment of Escrow Accounts; Deposits in Escrow Accounts.

19

Section 4.07.  Permitted Withdrawals From Escrow Account.

19

Section 4.08.  Payment of Taxes, Insurance and Other Charges, Maintenance

of Primary Mortgage Insurance Policies, Collections Thereunder.

20

Section 4.09.  Transfer of Accounts.

21

Section 4.10.  Maintenance of Hazard Insurance.

21

Section 4.11.  Blanket Hazard Insurance.

22

Section 4.12.  Fidelity Bond, Errors and Omissions Insurance.

22

Section 4.13.  Title, Management and Disposition of REO Property.

23

Section 4.14.  Notification of Adjustments.

24

ARTICLE V
PAYMENTS TO THE OWNER

Section 5.01.  Remittances.

25

Section 5.02.  Statements to the Owner.

25

Section 5.03.  Liquidation Reports.

26

ARTICLE VI
GENERAL SERVICING PROCEDURES

Section 6.01.  Assumption Agreements.

26

Section 6.02.  Satisfaction of Mortgages and Release of Mortgage Loan Documents.

27

Section 6.03.  Servicing Compensation.

28

Section 6.04.  Annual Statement as to Compliance; Financial Statements.

28

Section 6.05.  Annual Independent Certified Public Accountants’ Servicing Report.

29

Section 6.06.  Owner’s Right to Examine Servicer Records.

29

Section 6.07.  Non-solicitation.

29

ARTICLE VII
REPORTS TO BE PREPARED BY SERVICER

Section 7.01.  Servicer Shall Provide Information as Reasonably Required.

30

ARTICLE VIII
THE SERVICER

Section 8.01.  Indemnification; Third Party Claims.

30

Section 8.02.  Merger or Consolidation of the Servicer.

31

Section 8.03.  Limitation on Liability of the Servicer and Others.

31

Section 8.04.  Servicer Not to Resign.

32

Section 8.05.  No Transfer of Servicing.

32

Section 8.06.  Indemnification by Owner.

32

Section 8.07.  Notice of Settlement and Claims.

34

Section 8.08.  Limitation on Liability of Servicer and Others.

36

Section 8.09.  Survival.

36

ARTICLE IX
DEFAULT

Section 9.01.  Events of Default.

36

Section 9.02.  Waiver of Defaults.

38

ARTICLE X
TERMINATION

Section 10.01.  Termination.

38

Section 10.02.  Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Whole Loan Transfer.

38

Section 10.03.  Transfer of Servicing for Defaulted Loans.

40

Section 10.04.  Transfer of Books and Records.

40

ARTICLE XI
MISCELLANEOUS PROVISIONS

Section 11.01.  Successor to the Servicer.

40

Section 11.02.  Amendment.

42

Section 11.03.  Force Majeure.

42

Section 11.04.  Governing Law.

42

Section 11.05.  Notices.

42

Section 11.06.  Severability of Provisions.

43

Section 11.07.  Exhibits and Schedules.

43

Section 11.08.  General Interpretive Principles.

43

Section 11.09.  Reproduction of Documents.

44

Section 11.10.  Confidentiality of Information.

44

Section 11.11.  Assignment by the Owner.

45

Section 11.12.  No Partnership.

46

Section 11.13.  Counterparts; Successors and Assigns.

46

Section 11.14.  Entire Agreement.

46

Section 11.15.  Further Agreements.

46

SCHEDULES

Schedule I

Mortgage Loan Schedule

EXHIBITS

Exhibit A

Custodial Account Letter Agreement

Exhibit B

Escrow Account Letter Agreement

Exhibit C

Eligibility Criteria

Exhibit D

Servicer Compensation

Exhibit E

Transfer Instructions

THIS IS A MASTER INTERIM SERVICING AGREEMENT, dated as of March 26, 2003, and is executed between Greenwich Capital Financial Products, Inc. (the “Owner”) and GMAC Mortgage Corporation (the “Servicer”).

W I T N E S S E T H :

WHEREAS, the Owner has acquired, and may from time to time acquire, on a servicing-released basis, certain mortgage loans (each a “Mortgage Loan”) pursuant to one or more loan purchase agreements between the Owner and one or more  mortgage loan sellers (each a “Seller”).

WHEREAS, the Servicer has agreed to service the Mortgage Loans on behalf of the Owner from and after the related Effective Date (as defined herein).

WHEREAS, the Owner and the Servicer desire that, from and after the related Effective Date, the Mortgage Loans will be serviced by the Servicer on behalf of the Owner in accordance with the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Owner and the Servicer agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01.

Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accepted Servicing Practices:  With respect to any Mortgage Loan, all applicable federal, state and local laws and regulations and those mortgage servicing practices and procedures (including collection practices and procedures) of the Servicer with respect to mortgage loans of the same type as such Mortgage Loan that it services for its own account in the jurisdiction where the related Mortgaged Property is located; provided, however, that when applied to the Owner or any Prior Servicer of any Mortgage Loan, the reference to the Servicer’s practices shall not apply, and the practices and procedures of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located shall instead be deemed applicable.

Adjustment Date:  As to each ARM Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

Agreement:  This Master Interim Servicing Agreement including all exhibits and schedules hereto, amendments hereof and supplements hereto.

ARM Loan:  A first lien, conventional, 1-4 family residential Mortgage Loan with an interest rate which adjusts from time to time in accordance with the related Index and is subject to a Periodic Rate Cap and a Lifetime Rate Cap and which may permit conversion to a fixed interest rate.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a legal holiday in the jurisdictions in which the Servicer conducts its servicing activities, or (iii) a day on which banks in the jurisdictions in which the Servicer conducts its servicing activities are authorized or obligated by law or executive order to be closed.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Custodial Account:  The separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled “[Servicer] Custodial Account in trust for [Owner], Owner of Whole Mortgage Loans” and shall be established at a Qualified Depository.

Custodial Agreement:  Any agreement between a Custodian and the Owner, providing for the custody of Mortgage Loan Documents.

Custodian:  Any document custodian holding Mortgage Loan Documents pursuant to the terms of a Custodial Agreement.

Damages:  Any and all assessments, judgments, claims, liabilities, losses, costs, damages or expenses (including interest, penalties and reasonable attorneys’ fees, expenses and disbursements in connection with any action, suit or proceeding and including any such reasonable attorneys’ fees, expenses and disbursements incurred in enforcing any right of indemnification against any indemnitor); provided that Damages shall not include punitive, consequential, exemplary or special damages (other than punitive, consequential, exemplary and special damages required to be paid by the indemnified party under this Agreement to any Person (other than a party to this Agreement or any of its affiliates) arising out of an action or proceeding by such Person, which damages shall be deemed to be direct damages to the party required to pay such punitive, consequential, exemplary or incidental damages).

Determination Date:  The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the Remittance Date.

Due Date:  With respect to any Mortgage Loan, each day on which payments of principal and interest are required to be paid in accordance with the terms of the related Mortgage Note, exclusive of any days of grace.

Due Period:  With respect to any Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

Effective Date:  With respect to the Mortgage Loans initially subject hereto, March 26, 2003.  With respect to additional Mortgage Loans to be subject hereto from time to time, later of (i) the date set forth in the related Transmission (which shall be the closing date of the sale of the related Mortgage Loans by the Seller to the Owner) and (ii) the date on which the Servicer receives the Electronic Data File.

Electronic Data File:  The file provided to the Servicer by or on behalf of the Owner, as specified in the Transfer Instructions.

Eligibility Criteria:  The eligibility criteria for residential mortgage loans to be delivered by the Owner after the initial Effective Date to be serviced by the Servicer under this Agreement, as specified on Exhibit: C, as the same may be amended from time to time with the mutual consent of the Owner and the Servicer.

Escrow Account:  The separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled “[Servicer] Escrow Account, in trust for [Owner], Owner of Whole Mortgage Loans, and various Mortgagors” and shall be established at a Qualified Depository, provided that no such accounts established at any Qualified Depository shall in any event contain funds in the aggregate in excess of the FDIC insurance limits.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 9.01.

Fannie Mae:  Fannie Mae, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer pursuant to Section 4.12.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended from time to time.

Foreclosure: The procedure pursuant to which a lienholder acquires title to a Mortgaged Property in a foreclosure sale, or pursuant to any other comparable procedure allowed under applicable law, when a Mortgage Loan is in default.

Freddie Mac:  Freddie Mac, or any successor thereto.

Full Principal Prepayment:  A Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

GAAP:  Generally accepted accounting principles and procedures, consistently applied.

HUD:  The United States Department of Housing and Urban Development, or any successor thereto.

In Bankruptcy: A Mortgage Loan as to which the related Mortgagor has sought relief under or has otherwise been subjected to the federal bankruptcy laws or any other similar laws of general application for the relief of debtors through the institution of appropriate proceedings, and such proceedings are continuing, but excluding any Mortgage Loan as to which the related Mortgagor is current under a bankruptcy plan.

In Foreclosure: A Mortgage Loan as to which the first action necessary to be taken to commence proceedings in Foreclosure has been taken, and such proceedings are continuing.

Index:  With respect to each ARM Loan, the index, as specified in the related Mortgage Note, used to determine the Mortgage Interest Rate on each Adjustment Date on such ARM Loan.

Index Rate:  With respect to each ARM Loan, on each Adjustment Date, the rate per annum equal to the Index, calculated as provided in the related Mortgage Note.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Lifetime Rate Cap:  With respect to each ARM Loan, the maximum Mortgage Interest Rate over the term of such Mortgage Loan, as specified in the related Mortgage Note.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

Margin:  With respect to each ARM Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate.

Monthly Payment:  With respect to each Mortgage Loan, the scheduled monthly payment of principal and interest thereon which is payable by the related Mortgagor under the related Mortgage Note.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note which creates a lien on real property securing the Mortgage Note.

Mortgage Interest Rate:  The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note, and in the case of an ARM Loan, as adjusted from time to time on each Adjustment Date for such Mortgage Loan to equal the Index Rate for such Mortgage Loan plus the Margin for such Mortgage Loan, and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

Mortgage Loan:  An individual Mortgage Loan described herein and as further identified on the Mortgage Loan Schedule, as amended from time to time, which Mortgage Loan includes without limitation the Mortgage Loan Documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Documents:  With respect to each Mortgage Loan, the original mortgage loan legal documents held by the Owner or by a Custodian on the Owner’s behalf.

Mortgage Loan Schedule:  The schedule of Mortgage Loans attached hereto as Schedule I, as supplemented from time to time in accordance with the provisions hereof.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The underlying real property securing repayment of a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Nonrecoverable Advance:  Any Servicing Advance which, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from Liquidation Proceeds or other proceeds of the related Mortgage Loan.  The determination by the Servicer that it has made a Nonrecoverable Advance shall be evidenced by an Officer’s Certificate of the Servicer delivered to the Owner and detailing the reasons for such determination.

Officers’ Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President or by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the other party.

Originator: With respect to any Mortgage Loan, the entity or entities that (a) took the related Mortgagor’s loan application; (b) processed the related Mortgagor’s loan application; and/or (c) closed and/or funded such Mortgage Loan.

Owner:  Greenwich Capital Financial Products, Inc., its successors in interest and assigns.

Partial Principal Prepayment:  A Principal Prepayment by a Mortgagor in part but not in full of the outstanding principal balance of a Mortgage Loan.

Periodic Rate Cap:  With respect to each ARM Loan, the maximum number of percentage points by which the Mortgage Interest Rate may increase or decrease on any Adjustment Date.

Permitted Investments:  Any one or more of the following obligations or securities:

(i)

direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)

(a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust Servicer incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust Servicer at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)

repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust Servicer (acting as principal) described in clause (ii)(a) above;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating categories by each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Permitted Investments to exceed 10% of the aggregate outstanding principal balances and amounts of all the Permitted Investments;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which are rated in the highest rating categories by each Rating Agency at the time of such investment;

(vi)

any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency; and

(vii)

any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (i)) and which money market funds are rated in one of the two highest rating categories by each Rating Agency;

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par; and provided further that any such instrument or security must be payable on demand or on a specified date not later than the Remittance Date on which amounts held therein are required to be distributed.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock Servicer, limited liability Servicer, trust, unincorporated organization or government or any agency or political subdivision thereof.

Primary Mortgage Insurance Policy:   Each primary policy of mortgage insurance, or any replacement policy therefor obtained by the Servicer pursuant to Section 4.08.

Prime Rate: The prime rate of U.S. money center banks as published from time to time in The Wall Street Journal.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan, full or partial, which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Prior Servicers:  Collectively, all servicers and subservicers other than the Servicer, which, at any time prior to the Effective Date, pooled, sold, serviced or subserviced any of the Mortgage Loans.

Qualified Appraiser:  An appraiser, duly appointed by the Servicer, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, which appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Depository:  A depository institution, (a) the accounts of which are insured by the FDIC and (b) the short term debt ratings and the long term deposit ratings of which are rated in one of the two highest rating categories by each of the Rating Agencies.

Qualified Insurer: Any entity that insures or guarantees all or part of the risk of loss with respect to a Mortgage Loan, duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer by Fannie Mae or Freddie Mac.

Rating Agency:  Standard & Poor’s Ratings Service, a division of The McGraw Hill Companies Inc., Moody’s Investors Service, Inc. or Fitch, Inc.

Reconstitution Date:  With respect to any Mortgage Loan, the date on which such Mortgage Loan is removed from coverage by this Agreement upon a Whole Loan Transfer.

Recourse Obligation:  With respect to any Mortgage Loan, any obligation or liability (actual or contingent) of the Owner or its affiliates (i) for loss of principal incurred in connection with the Foreclosure or other disposition of, or other realization or attempt to realize upon the collateral securing, such Mortgage Loan (including, Damages relating to loss mitigation or obtaining deeds in lieu of foreclosure); (ii) to repurchase such Mortgage Loan in the event that the related Mortgagor is In Bankruptcy, In Foreclosure or in Litigation; or (iii) to repurchase such Mortgage Loan in the event of a delinquency or other payment default thereunder by the related Mortgagor.

Remittance Date:  The 18th day of any month, or if such 18th day is not a Business Day, the first Business Day immediately succeeding such 18th day.  The first Remittance Date shall occur on April 18, 2003.

REO Disposition:  The final sale by the Servicer of any REO Property.

REO Disposition Proceeds:  Amounts received by the Servicer in connection with a related REO Disposition.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Owner as described in Section 4.13.

Seller:  As defined in the recitals hereto.

Servicer:  GMAC Mortgage Corporation, or any of its successors in interest or any successor under this Agreement appointed as herein provided.

Servicing Advances:  All customary, reasonable and necessary “out-of-pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations relating to each Mortgage Loan, including the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and (e) compliance with the obligations under Section 4.08.

Servicing Fee:  In any month, the monthly fee per Mortgage Loan specified in Exhibit D, multiplied by the number of Mortgage Loans serviced by the Servicer hereunder, as of the first day of the related month.

Servicing File:  The documents, records and other items pertaining to a particular Mortgage Loan, and any additional documents relating to such Mortgage Loan as are in, or as may from time to time come into, the Servicer’s possession.

Servicing Officer:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

Stated Principal Balance:  As to each Mortgage Loan as of any date of determination, the principal balance of such Mortgage Loan after giving effect to all amounts attributable to principal previously distributed to the Owner with respect to the Mortgage Loan.

Transfer Instructions:  The instructions set forth on Exhibit E detailing the procedures pursuant to which the Owner, the applicable Prior Servicer and the Servicer shall effect the assumption of the servicing by the Servicer, as the same may be amended or supplemented from time to time by the Servicer (with as much notice as reasonably feasible to the Owner) with respect to Mortgage Loans delivered after the initial Effective Date.

Transmission:  A notice, dated as of the related Effective Date, given by the Owner to the Servicer, from time to time, pursuant to which additional Mortgage Loans, as described on the schedule attached thereto (which schedule shall become part of the Mortgage Loan Schedule as of the related Effective Date), are made subject to the terms of this Agreement.

Whole Loan Transfer:  The sale or transfer of some or all of the ownership interest in the Mortgage Loans by the Owner to one or more third parties in whole loan format.

ARTICLE II
SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES; BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01.

Servicing of Mortgage Loans.

The Servicer does hereby agree to service the Mortgage Loans, from and after the related Effective Date, pursuant to the terms of this Agreement.  The Mortgage Loans initially subject to this Agreement are described in the Mortgage Loan Schedule attached hereto on the initial Effective Date.  From and after the initial Effective Date, the Servicer shall assume responsibility under this Agreement to service and administer additional Mortgage Loans pursuant to a Transmission delivered to the Servicer by the Owner, setting forth the Effective Date with respect thereto, provided that any new Mortgage Loans that the Owner desires to make subject to this Agreement meet the Eligibility Criteria then in effect.

Section 2.02.

Maintenance of Servicing Files.

Upon receipt thereof from or on behalf of the Owner, the Servicer shall maintain a Servicing File consisting of all documents necessary to service the Mortgage Loans.  The possession of each Servicing File by the Servicer is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only.  The Servicer acknowledges that the ownership of each Mortgage Loan, inclusive of the servicing rights thereto, is vested in the Owner.  All rights arising out of the Mortgage Loans including all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer for the sole purpose of servicing the Mortgage Loans and such retention and possession by the Servicer is in a custodial capacity only in trust for the exclusive benefit of the Owner as the Owner of the related Mortgage Loans.  Any portion of the related Servicing Files retained by the Servicer shall be appropriately identified in the Servicer’s computer system to reflect clearly the ownership of the related Mortgage Loans by the Owner.  The Servicer shall release its custody of the contents of the related Servicing Files only in accordance with written instructions of the Owner, except when such release is required as incidental to the Servicer’s servicing of the Mortgage Loans, such written instructions shall not be required.  The parties agree the Servicer is not obligated to locate or obtain Mortgage Loan Documents that it did not or will not receive from or on behalf of the Owner or that it did not receive in the ordinary course of its servicing of such Mortgage Loans; provided, however, that if the Servicer has actual knowledge that it has not received any necessary documents, it shall so inform the Owner.

Section 2.03.

Books and Records.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Servicer’s computer system to clearly reflect the ownership of the Mortgage Loan by the Owner.  In particular, the Servicer shall maintain in its possession, available for inspection by the Owner, or its designee and shall deliver to the Owner upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, as applicable, including documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including optical imagery techniques, so long as the Servicer complies with requirements that are generally accepted by prudent Servicers in the mortgage loan servicing industry.

The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Owner or its designee the related Servicing File (or copies thereof) during the time the Owner retains Ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

Section 2.04.

Transfer of Mortgage Loans.

For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a notice of the transfer of such Mortgage Loan has been received by the Servicer in accordance with this Section 2.04.  The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans in accordance with Sections 10.02 and 11.10; provided, however, that the transferee will not be deemed to be an “Owner” hereunder binding upon the Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and an assignment and assumption of this Agreement reasonably acceptable to the Servicer has been executed and delivered to the Servicer.  The Owner also shall advise the Servicer in writing of the transfer.  Upon receipt of notice of the permitted transfer, the Servicer shall mark its books and records to reflect such assignee’s Ownership of the related Mortgage Loans, and the previous  shall be deemed released from its obligations hereunder with respect to such Mortgage Loans from and after the date of such sale or transfer without the necessity of any action on the part of the Servicer.

Section 2.05.

Delivery of Mortgage Loan Documents.

The Servicer shall forward to the Custodian on behalf of the Owner original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 promptly after their execution; provided, however, that the Servicer shall provide the Custodian on behalf of the Owner with a certified true copy of any such document submitted for recordation promptly after its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original promptly after receipt thereof, but in no event later than 180 days after its execution, provided, however, that if delivery is not completed within 180 days solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office or due to the failure of the Owner to provide the documentation required with respect to such recordation, the Servicer shall continue to use its best efforts to obtain such documents and effect delivery as soon as possible after its receipt thereof.

From time to time the Servicer may have a need for Mortgage Loan Documents to be released by the Custodian.  If the Servicer shall require any of the Mortgage Loan Documents, the Servicer shall notify the Custodian in writing of such request in the form of the request for release attached to the Custodial Agreement.  During the time that any such documentation is held by the Servicer, such possession is in trust for the benefit of the Owner, and the Servicer shall return such documentation to the Custodian upon the request of the Owner or when the Servicer’s need therefore no longer exists.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01.

Representations and Warranties of the Servicer.

The Servicer represents and warrants to and covenants with the Owner that as of the date hereof and as of each Effective Date or as of such other date specifically provided herein:

(a)

The Servicer is a validly existing corporation in good standing under the laws of the State of its organization and is qualified to transact business in, is in good standing under the laws of, and possesses all licenses necessary for the conduct of its business in, each state in which any Mortgaged Property is located or is otherwise exempt or not required under applicable law to effect such qualification or license and no demand for such qualification or license has been made upon the Servicer by any such state, and in any event the Servicer is in compliance with the laws of each such State to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement.

(b)

The Servicer has full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

(c)

None of the execution and delivery of this Agreement, the consummation of the transactions contemplated thereby and hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Servicer’s articles of incorporation or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

(d)

There is no litigation pending or, to the Servicer’s knowledge, threatened with respect to the Servicer which is reasonably likely to have a material adverse effect on the execution, delivery or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Servicer.

(e)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained.

(f)

No written statement, report or other document furnished or to be furnished pursuant to the Agreement contains or will contain any statement that is or will be inaccurate or misleading in any material respect or omits to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading.

Section 3.02.

Representations and Warranties of Owner

The Owner warrants and represents to and covenants with the Servicer that as of the date hereof, and as of each Effective Date as to the Mortgage Loans the servicing obligations with respect to which are transferred to the Servicer thereon, or as of such other date specifically provided herein:

(a)

The Owner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Owner is qualified or registered to transact business, and is duly licensed, in each jurisdiction in which the ownership of property or the conduct of its respective business requires such qualification, registration or licensing, except to the extent that there is an applicable exemption or where the failure to be so licensed, registered, qualified or in good standing is not material.

(b)

The Owner has the power, authority and legal right to enter into and perform this Agreement and to perform the obligations required of it hereunder, and this Agreement and any document or instrument to be delivered to the Servicer by the Owner pursuant hereto has been duly authorized, executed and delivered.

(c)

This Agreement and any documents or instruments now or hereafter executed and delivered to the Servicer by the Owner pursuant to this Agreement constitute (or shall, when delivered to the Servicer by the Owner, constitute) valid and legally binding obligations of the Owner enforceable against the Owner in accordance with their respective terms, subject to bankruptcy laws and other similar laws of general application affecting the rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

(d)

None of the execution and delivery of this Agreement, the consummation of the transactions contemplated thereby and hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Owner’s articles of incorporation or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Owner is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Owner or its property is subject.

(e)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Owner of or compliance by the Owner with this Agreement or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained.

(f)

The Owner shall, on or before the related Effective Date, deliver or cause to be delivered to the Servicer or the Custodian, as applicable, all of the books, records, data, files and Mortgage Loan Documents, including records on microfiche or its equivalent, reasonably required by the Servicer to document and service each Mortgage Loan; such books, records, data, files and documents contain all of the items (including hazard insurance policies, flood insurance policies and private mortgage insurance policies) which are required by the Qualified Insurers or by Accepted Servicing Practices to service the Mortgage Loans; are true, accurate and complete in all material respects; and it is reasonable for the Servicer to rely thereon.

(g)

As of the applicable Effective Date, if any Mortgage Loan is secured by a Mortgaged Property located in Federal Emergency Management Agency designated flood areas, then (to the extent required by Accepted Servicing Practices) flood insurance policies are in full force and effect in the amounts required by Accepted Servicing Practices or are insured through the Owner’s or the Prior Servicer’s “gap coverage” flood insurance policy.

(h)

As of the applicable Effective Date, all Mortgaged Property is currently insured against fire and has extended coverage insurance in the amounts required under Accepted Servicing Practices; all insurance premiums on such insurance policies have been paid in a timely manner; and there have been no fire losses on any Mortgaged Property where the Owner’s estimate of loss is materially greater than the net recovery from the fire insurance carrier.  To the Owner’s knowledge, there have been no fire losses on any Mortgaged Property as to which there is a pending coinsurance claim.

(i)

There is no litigation pending or, to the Owner’s knowledge, threatened with respect to the Owner which is reasonably likely to have a material adverse effect on the execution, delivery or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the servicing or the financial condition of the Owner.

(j)

As of the applicable Effective Date, all of the Mortgage Loans have, or the Owner shall promptly cause to be obtained, a valid, fully paid, freely transferable, life of the loan tax service contract and flood service contract.

(k)

There are no accounts of Mortgagors that are pledged in lieu of the maintenance of an escrow account for taxes, assessments, insurance or other escrow items owed by the Mortgagor.

(l)

As of the applicable Effective Date, all calculations required to be made by the Owner with respect to the amount of principal, interest, escrow payments and other amounts due and owing by a Mortgagor from time to time under each Mortgage Loan have been made in compliance with Accepted Servicing Practices.  All invoices transmitted to the Mortgagors by the Owner for principal, interest, escrow payments and all other amounts due and payable under each Mortgage Loan have been prepared, and the funds collected from the Mortgagors have been applied for the payment of such amounts, in compliance with Accepted Servicing Practices.

(m)

No written statement, report or other document furnished or to be furnished pursuant to the Agreement contains or will contain any statement that is or will be inaccurate or misleading in any material respect or omits to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading.

ARTICLE IV
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01.

Servicer to Act as Servicer.

The Servicer, as independent contract Servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices (giving due consideration to the Owner’s reliance on the Servicer), and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner; provided, however, that unless the Servicer has obtained the prior written consent of the Owner, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.

The Servicer shall perform all of its servicing responsibilities hereunder or may cause a subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of a subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of each subservicer as fully as if such acts and omissions were those of the Servicer.  The Servicer shall pay all fees and expenses of each subservicer from its own funds, and a subservicer’s fee shall not exceed the Servicing Fee.

At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer’s option, from electing to service the related Mortgage Loans itself.  In the event that the Servicer’s responsibilities and duties under this Agreement are terminated pursuant to Section 8.04 or 10.01, and if requested to do so by the Owner, the Servicer shall at its own cost and expense terminate the rights and responsibilities of each subservicer effective as of the date of termination of the Servicer.  The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Servicer’s own funds without reimbursement from the Owner.

Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or any reference herein to actions taken through a subservicer or otherwise, the Servicer shall not be relieved of its obligations to the Owner and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans.  The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between such subservicer and Servicer alone, and the Owner shall have no obligations, duties or liabilities with respect to such Subservicer including no obligation, duty or liability of to pay such subservicer’s fees and expenses.  For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

Section 4.02.

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed with reasonable diligence and in accordance with Accepted Servicing Practices, to collect all payments due under each Mortgage Loan when the same shall become due and payable.  Further, the Servicer shall take reasonable care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.03.

Realization Upon Defaulted Mortgage Loans.

The Servicer shall use its reasonable efforts, consistent with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert the Ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to the terms of this Agreement.  The Servicer shall use its reasonable efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which any Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05.  The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions as Servicing Advances; provided, however, that it shall be entitled to reimbursement therefor as provided in Section 4.05.  Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector.  Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.  After reviewing the environmental inspection report, the Owner shall direct the Servicer as to how the Servicer shall proceed with respect to the Mortgaged Property, and the Servicer shall follow the Owner’s directions with respect thereto.

Section 4.04.

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts.  Each Custodial Account shall be established with a Qualified Depository.  Any funds in a Custodial Account may be invested in Permitted Investments for the benefit of the Owner (with any income earned thereon for the benefit of the Servicer).  Funds deposited in the Custodial Account may be drawn on by the Servicer only in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit A hereto.  The original of such letter agreement shall be furnished to the Owner upon request. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments.  The amount of any such losses shall be immediately deposited by the Servicer in the Custodial Account, out of the Servicer’s own funds, with no right to reimbursement therefor.

The Servicer shall deposit in a mortgage clearing account on a daily basis, and in the Custodial Account or Accounts no later than the second Business Day after receipt of funds, and retain therein the following payments and collections:

(i)

all payments on account of principal, including Principal Prepayments and any prepayment penalties or premiums with respect thereto, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans;

(iii)

all Liquidation Proceeds and REO Disposition Proceeds;

(iv)

any net amounts received by the Servicer in connection with any REO Property pursuant to Section 4.13;

(v)

all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

(vi)

all Condemnation Proceeds affecting any Mortgaged Property other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law; and

(vii)

any amounts required to be deposited in the Custodial Account pursuant to Sections 4.07, 4.14, 5.01 and 6.02.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees, and other ancillary fees, excluding prepayment penalties, to the extent permitted by Section 6.01, need not be deposited by the Servicer in the Custodial Account.

Section 4.05.

Permitted Withdrawals From the Custodial Account.

The Servicer may, from time to time, make withdrawals from the Custodial Account for the following purposes:

(i)

to make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

(ii)

to reimburse itself for unreimbursed Servicing Advances, the Servicer’s right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to Liquidation Proceeds, Condemnation Proceeds, and Insurance Proceeds and REO Disposition Proceeds related to such Mortgage Loan;

(iii)

to pay to itself as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date) and (b) any Servicing Fee to which the Servicer is entitled in accordance with the terms hereof to the extent such Servicing Fee has not been paid to or retained by the Servicer;

(iv)

to reimburse itself for any Nonrecoverable Advances;

(v)

to transfer funds to another Qualified Depository in accordance with Section 4.09 hereof;

(vi)

to remove funds deposited in the Custodial Account in error by the Servicer; and

(vii)

to clear and terminate the Custodial Account upon the termination of this Agreement.

Section 4.06.

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts.  Each Escrow Account shall be established with a Qualified Depository.  Any funds deposited in an Escrow Account may be invested in Permitted Investments.  Funds deposited in an Escrow Account may be drawn on by the Servicer in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown in Exhibit B. The original of such letter agreement shall be furnished to the Owner upon request.  The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments.  The amount of any such losses shall be immediately deposited by the Servicer in the Escrow Account out of the Servicer’s own funds, with no right to reimbursement therefor.

The Servicer shall deposit in a mortgage clearing account on a daily basis, and in the Escrow Account or Accounts no later than the second Business Day after receipt of funds, and retain therein:

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any items as are required under the terms of this Agreement;

(ii)

all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

(iii)

all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

The Servicer shall make withdrawals from an Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth in and in accordance with Section 4.07.  Except as provided in Section 4.07, the Servicer shall be entitled to retain any interest paid on funds deposited in an Escrow Account by the Qualified Depository.

Section 4.07.

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account may be made by the Servicer only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, Primary Mortgage Insurance Policy premiums, if applicable, and comparable items;

(ii)

to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

(iii)

to refund to the Mortgagor any funds as may be determined to be overages;

(iv)

for transfer to the Custodial Account in connection with an acquisition of REO Property;

(v)

for application to restoration or repair of the Mortgaged Property;

(vi)

to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii)

to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 4.06;

(viii)

to remove funds placed in an Escrow Account in error by the Servicer; and

(ix)

to clear and terminate the Escrow Account on the termination of this Agreement.

As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in an Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

Section 4.08.

Payment of Taxes, Insurance and Other Charges, Maintenance of Primary Mortgage Insurance Policies, Collections Thereunder.

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law.  To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor when due.  The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

The Servicer shall maintain in full force and effect Primary Mortgage Insurance Policies issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required and for which the Owner has provided information substantiating such coverage.  Such coverage will be maintained until the ratio of the current outstanding principal balance of the related Mortgage Loan to the appraised value of the related Mortgaged Property, based on the most recent appraisal of the Mortgaged Property performed by a Qualified Appraiser, such appraisal to be included in the Servicing File, is reduced to 80.00% or less (or such other amount provided under applicable law).  The Servicer shall not cancel or refuse to renew any Primary Mortgage Insurance Policy that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer.  The Servicer shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy.  If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

In connection with its activities as Servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any Private Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan.  Pursuant to Section 4.04, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.09.

Transfer of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time.  The Servicer shall notify the Owner of any such transfer within 15 Business Days of transfer.

Section 4.10.

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained (in the event that the related Mortgagor fails to maintain) for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer.  If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan and (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.  The Servicer shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above.  Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.  It is understood and agreed that no other additional insurance need be required by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loans, other than as provided under applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance.  All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer.  The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers and are licensed to do business in the state wherein the property subject to the policy is located.  All insurance policies maintained pursuant to this Section 4.10 shall be maintained with a Qualified Insurer.

Section 4.11.

Blanket Hazard Insurance.

In the event that the Servicer shall obtain and maintain a blanket policy with a Qualified Insurer insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Owner as loss payee and provides coverage in an amount equal to the amount required under Section 4.10, and otherwise complies with the requirements of the Section 4.10, the Servicer shall be deemed conclusively to have satisfied its obligations under Section 4.10, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the difference, if any, between the amount that would have been payable under a policy complying with Section 4.10 and the amount paid under such blanket policy.  Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Owner

Section 4.12.

Fidelity Bond, Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, with a Qualified Insurer, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage with responsible companies (reasonably acceptable to the Owner) on all officers, employees and other persons acting in any capacity with regard to the Mortgage Loans and who handle funds, money, documents and papers relating to the Mortgage Loans.  The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons.  Such Fidelity Bond and errors and omissions insurance shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such Fidelity Bond and insurance policy shall be an amount no less than that which is required under the Fannie Mae Servicing Guide.  The Servicer shall notify the Owner within five Business Days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated.

Section 4.13.

Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner or its designee.  Any such Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the benefit of the Owner.

The Servicer shall assume the responsibility for marketing each REO Property in accordance with Accepted Servicing Practices. Thereafter, the Servicer shall continue to provide certain administrative services to the Owner relating to such REO Property as set forth in this Section 4.13.  The Owner, regardless of the form of final disposition of such REO Property, shall pay the Servicer for each REO Property that the Servicer markets on behalf of the Owner a fee equal to $1500 or one percent (1.0%) of the sale price of such REO Property, whichever is greater (to be paid first out of the realtor’s commission and then by the Owner to the extent that the amount of such realtor’s commission is insufficient), and shall reimburse the Servicer for its reasonable “Direct Expenses” in connection therewith.  Direct Expenses shall mean all out-of-pocket expenses necessary properly to manage, market, and dispose of an REO Property, including, repairs, title transfer expenses, advertising expenses, overnight express parcel services, legal expenses, insurance premiums due, tax disbursements due, in all cases in connection with such REO Property.  The Servicer shall contract and advance for Direct Expenses and the Owner shall reimburse the Servicer for the Direct Expenses advanced upon the earlier of the following events: (a) upon the closing of the sale of the REO Property if the closing occurs within 60 days of the listing and (b) if, at the end of such 60-day period, closing of such sale has not yet occurred, the Owner shall reimburse the Servicer for such expenses monthly, from the monthly remittance due to the Owner.

The Servicer shall, either itself or through an agent selected by the Servicer in accordance with Accepted Servicing Practices, manage, conserve, protect and operate each REO Property. Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Owner and as are approved in writing by the Owner.  The REO Disposition Proceeds from the sale of the REO Property shall be promptly deposited in the Custodial Account.  As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related Servicing Advances.

The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as may be required by the circumstances.  The Servicer shall make or cause the inspector to make a written report of each such inspection.  Such reports shall be retained in the Servicing File and copies thereof shall be forwarded by the Servicer to the Owner.

Notwithstanding anything to the contrary set forth in this Section 4.13, the parties hereto hereby agree that the Owner, at its option, shall be entitled to manage, conserve, protect and operate each REO Property for its own benefit (such option, an “REO Option”).  In connection with the exercise of an REO Option, the prior two paragraphs and the related provisions of Section 4.03 and Section 4.04(iii) (such provisions, the “REO Marketing Provisions”) shall be revised as follows.  Following the acquisition of any Mortgaged Property, the Servicer shall submit a detailed invoice to the Owner for all related Servicing Advances and, upon exercising the REO Option, the Owner shall promptly reimburse the Servicer for such amounts.  In the event the REO Option is exercised with respect to an REO Property, Section 4.04 (iii) shall not be applicable thereto.  References made in Section 4.03 with respect to the reimbursement of Servicing Advances shall, for purposes of such REO Property, be deemed to be covered by this paragraph.  The Owner acknowledges that, in the event it exercises an REO Option, with respect to the related REO Property, there shall be no breach by the Servicer based upon or arising out of the Servicer’s failure to comply with the REO Marketing Provisions from and after the date on which such REO Option is exercised by the Owner.

Section 4.14.

Notification of Adjustments.

With respect to each Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with requirements of applicable law and the related electronic data received on the Mortgage and Mortgage Note.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments.  The Servicer shall promptly, upon written request by the Owner, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused to the Owner thereby.  Should it be subsequently determined that such a failure by the Servicer to adjust the Mortgage Interest Rate on an ARM Loan in accordance with the terms of the related Mortgage Note and Mortgage resulted from or was otherwise caused by incorrect Mortgage Interest Rate adjustments made prior to the applicable Effective Date or from or by the Servicer’s being provided with incorrect data concerning such ARM Loan, the Owner shall reimburse the Servicer for any deposit into the Custodial Account related to any interest loss or deferral previously made by the Servicer to correct the related Mortgagor’s account.

ARTICLE V
PAYMENTS TO THE OWNER

Section 5.01.

Remittances.

On each Remittance Date, the Servicer shall remit to the Owner (i) all amounts credited to the Custodial Account as of the close of business on the related preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, minus (ii) any amounts attributable to Monthly Payments collected by the Servicer but due on a Due Date or Dates subsequent to the last day of the related Due Period, which amounts shall be remitted on the related Remittance Date next succeeding the Due Period for such amounts.

With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding related Remittance Date.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Section 5.02.

Statements to the Owner.

The Servicer shall furnish to the Owner an individual Mortgage Loan accounting report (a “Report”), as of the last Business Day of each month, in the Servicer’s assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis.  With respect to each month, such Report shall be received by the Owner no later than the fifth Business Day of the month of the related Remittance Date on a disk or tape or other computer-readable format, in such format as may be mutually agreed upon by both the Owner and the Servicer which Report shall contain the following:

(i)

with respect to each Monthly Payment, the amount of such remittance allocable to interest;

(ii)

the amount of servicing compensation received by the Servicer during the prior distribution period;

(iii)

the aggregate Stated Principal Balance of the Mortgage Loans;

(iv)

the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired; and

(v)

such other reports as may reasonably be required by the Owner.

The Servicer shall also provide with each such Report a trial balance, sorted in the Servicer’s assigned loan number order.

The Servicer shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to the Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as the Owner may reasonably request from time to time.

In addition, not more than 60 days after the end of each calendar year, the Servicer shall furnish to each Person who was an “Owner” at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances of principal and interest for the applicable portion of such year.

Section 5.03.

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property in such form as the Servicer and the Owner shall agree.  The Servicer shall also provide reports on the status of REO Property containing such information as may reasonably require.

ARTICLE VI
GENERAL SERVICING PROCEDURES

Section 6.01.

Assumption Agreements.

The Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of a Mortgaged Property (whether by absolute conveyance or by contract of, sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “due-on-sale” clause to the extent permitted by law; provided, however, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any or if the Owner directs the Servicer to not accelerate the maturity of such Mortgage Loan.  If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Servicer shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon.  If an assumption is allowed pursuant to this Section 6.01, the Servicer, with the prior consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures substantially similar to those used in connection with the origination of the Mortgage Loan.  With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note and the amount of the Monthly Payment may not be changed.  The Servicer shall notify the Owner that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage Loan Documents and shall, for all purposes, be considered a part of such related mortgage file to the same extent as all other documents and instruments constituting a part thereof.  All fees collected by the Servicer for entering into an assumption or substitution of liability agreement shall belong to the Servicer.

Notwithstanding the foregoing paragraphs of this section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Section 6.01, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 6.02.

Satisfaction of Mortgages and Release of Mortgage Loan Documents.

Upon the payment in full of any Mortgage Loan, the Servicer shall promptly notify the Custodian with a certification and request for release by a Servicing Officer, which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been so deposited, and a request for delivery to the Servicer of the portion of the Mortgage Loan Documents held by the Custodian.  Upon receipt of such certification and request, the Owner shall promptly release or cause the Custodian to promptly release the related Mortgage Loan Documents to the Servicer and the Servicer shall prepare and deliver for execution by the Owner or at the Owner’s option execute under the authority of a power of attorney delivered to the Servicer by the Owner any satisfaction or release.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.  The Owner shall, give the Servicer a power of attorney for the limited purpose of permitting the Servicer to execute in the Owner’s name routine documents in connection with Mortgage Loan foreclosures, payoff and other similar purposes; provided, however, that any action by any such employee beyond the scope of his/her appointment shall be deemed a violation by the Servicer of its obligations hereunder.

In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Owner may have under the mortgage instruments, the Servicer, upon written demand, shall remit to the Owner within two Business Days the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  The Servicer shall maintain the Fidelity Bond and errors and omissions insurance insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy, upon request of the Servicer and delivery (which delivery may be electronic) to the Custodian of a servicing receipt signed by a Servicing Officer, all as provided in the Custodial Agreement, the Servicer may request the Custodian to release to the Servicer the portion of the Mortgage Loan Documents held by the Custodian to the Servicer. Such servicing receipt shall obligate the Servicer to promptly return the related Mortgage Loan Documents to the Custodian, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or such documents have been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has promptly delivered to the Owner or the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such documents were delivered and the purpose or purposes of such delivery.

Section 6.03.

Servicing Compensation.

As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicer’s Servicing Fee, as specified in Exhibit D.  Additional servicing compensation in the form of assumption fees, as provided in Section 6.01, late payment charges and other ancillary fees (excluding prepayment penalties), as such are specified in Exhibit D, shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

Section 6.04.

Annual Statement as to Compliance; Financial Statements.

The Servicer shall deliver to the Owner not later than 90 days following the end of each fiscal year of the Servicer, beginning March 31, 2004, an Officers’ Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof except for such defaults as such Officers in their good faith judgment believe to be immaterial.

Upon request by the Owner, the Servicer shall deliver to such requesting party a copy of the audited (if such financial statements are available, otherwise unaudited) financial statements of the Servicer for the most recent fiscal year of the Servicer.

Section 6.05.

Annual Independent Certified Public Accountants’ Servicing Report.

Not later than 90 days following the end of each fiscal year of the Servicer, beginning March 31, 2004, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner to the effect that such firm has examined certain documents and records relating to the Servicer’s servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in accordance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer’s servicing has been conducted in compliance with the agreements examined pursuant to this Section 6.05, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

Section 6.06.

Owner’s Right to Examine Servicer Records.

The Owner shall have the right to examine and audit, at its expense, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relate to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

The Servicer shall provide to the Owner and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Owner access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any applicable regulations.  Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the applicable federal or state government regulations.

Section 6.07.

Non-solicitation.

The Servicer shall not conduct any solicitation targeted to the Mortgagors for the purpose of inducing or encouraging the early prepayment or refinancing of the related Mortgage Loans.  It is understood and agreed that promotions undertaken by the Servicer or any agent or affiliate of the Servicer which are directed to the general public at large, including mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements or advertisements on the Servicer’s “VRU” recorded messages and its web page or on account statements provided to Mortgagors, so long as such advertisements are not targeted solely to the Mortgagors of the Mortgage Loans, shall not constitute solicitation under this Section 6.07.

ARTICLE VII
REPORTS TO BE PREPARED BY SERVICER

Section 7.01.

Servicer Shall Provide Information as Reasonably Required.

The Servicer shall furnish to the Owner upon request, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement.  The Servicer may negotiate with the Owner for a reasonable fee for providing such report or information, unless (i) the Servicer is required to supply such report or information pursuant to any other section of this Agreement, or (ii) the report or information has been requested in connection with Internal Revenue Service or other regulatory agency requirements.  All such reports or information shall be provided by and in accordance with all reasonable instructions and directions given by the Owner. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

ARTICLE VIII
THE SERVICER

Section 8.01.

Indemnification; Third Party Claims.

The Servicer shall indemnify and hold harmless the Owner and its affiliates and their respective officers, directors, shareholders, employees, agents, successors and any assigns from, and shall reimburse them for, all Damages incurred by or asserted against any of such individuals or entities on or after the Effective Date which arise out of, or are in connection with or result from: (i) any false, inaccurate or untrue representation or warranty made by Servicer and contained in this Agreement; or (ii) the non-fulfillment or non-performance of any covenant or obligation of the Servicer contained in this Agreement; or (iii) any failure of the Servicer on or after the Effective Date to comply with Accepted Servicing Practices for which the Servicer is responsible under this Agreement, except to the extent that such failure occurs as a result of the non-compliance by the Owner with any of its obligations under this Agreement.  Notwithstanding anything contained herein to the contrary, the Servicer’s obligations of indemnity pursuant to this Section 8.01 shall exclude Damages to the extent resulting from or arising out of (i) the failure of any Prior Servicer to service the loans in accordance with Accepted Servicing Practices or (ii) the Owner’s failure to deliver the information required by the Servicer to service the Mortgage Loans in accordance with the Accepted Servicing Practices.  To the extent that the Servicer has actual knowledge of any failure described in (i) and (ii) above, the Servicer shall use all reasonable efforts to give to Owner timely notice with respect thereto; provided, however, that failure of the Servicer to give such notice shall not affect the Servicer’s exclusion from obligations of indemnity set forth in subsections (i) and (ii) of this Section 8.01.

For purposes of indemnification, the representations and warranties of the Servicer contained in this Agreement shall be deemed to have been made without any limitation or qualification as to materiality or knowledge with respect to such representations and warranties, in each case that are set forth in any such representation or warranty herein, it being the intention of the parties that the Owner shall be indemnified and held harmless from and against any and all Damages resulting from the failure of any such representation or warranty to be true, correct and complete in any respect or the failure by the Servicer to duly and punctually perform any covenant, agreement or undertaking of the Servicer contained in this Agreement.

Section 8.02.

Merger or Consolidation of the Servicer.

The Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer whether or not related to loan servicing, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first lien 1-4 family mortgage loans, and (iii) which is a Fannie Mae or Freddie Mac approved seller/servicer in good standing.

Section 8.03.

Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform in any way its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence or any breach of the terms and conditions of this Agreement.  The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by the Owner respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto.  In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable, the Owner shall reimburse the Servicer within thirty days of receipt by the Owner of a billing statement from the Servicer providing reasonable detail with respect thereto, unless the Owner is disputing such charges in good faith, in which event the Owner shall reimburse the Servicer as promptly as feasible upon resolution of such dispute.

Section 8.04.

Servicer Not to Resign.

The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 11.01.

Section 8.05.

No Transfer of Servicing.

With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Owner has acted in reliance upon the Servicer’s independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this section, subject to the provisions of Section 8.02, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner, which shall not be unreasonably withheld.

Section 8.06.

Indemnification by Owner.

The Owner shall indemnify and hold harmless the Servicer and its affiliates and their respective officers, directors, shareholders, employees, agents, successors and any permitted assigns from, and shall reimburse them for, all Damages incurred by or asserted against any of such individuals or entities on or after the Effective Date which arise out of, are in connection with or result from:

(a)

any false, inaccurate or untrue representation or warranty made by Owner and contained in this Agreement; or

(b)

the non-fulfillment or non-performance of any covenant or obligation of the Owner contained in this Agreement;  or

(c)

any failure of the Owner, the Prior Owner or the Originator to have complied before the Effective Date with Accepted Servicing Practices with respect to the Mortgage Loans; or

(d)

the Servicer’s compliance with written instructions of Owner to the extent that such instructions are not in compliance with Accepted Servicing Practices; or

(e)

any Recourse Obligation except to the extent that the requirement to pay or perform in respect of such Recourse Obligation results from the Servicer’s breach of Accepted Servicing Practices or the Servicer’s breach of any of its obligations under this Agreement; or

(f)

any outstanding Servicing Advance as to which the Servicer is not reimbursed by the Mortgagor or from liquidation proceeds following the Foreclosure of the Mortgage Loan and the sale or conveyance of the related REO, unless resulting from the Servicer’s breach of Accepted Servicing Practices or the Servicer's obligations under this Agreement; or

(g)

errors in the adjustment, after the Effective Date but prior to the completion by the Servicer of an ARM Loan audit with respect to such ARM Loan, of the interest rate or payments on an ARM Loan to the extent arising out of an incorrect adjustment of such interest rate or payments prior to the Effective Date; or

(h)

the continuation by the Servicer of the past practices of the Owner or the Prior Servicer with respect to the analysis of any escrow account for a Mortgage Loan or the reporting to Mortgagors of the appropriate balances thereof, until the date of the first analysis of such escrow account that is required to be performed under applicable law after the Effective Date (it being agreed that the foregoing indemnification shall not apply with respect to any failure by the Servicer to timely or properly disburse (or request or direct the disbursement of) funds from any such escrow account); or

(i)

any act or omission or other event or circumstance to the extent occurring or arising prior to the Effective Date and related to the origination, purchase, sale, securitization or servicing of the Mortgage Loans; or

(j)

any failure of the Servicer to comply with Accepted Servicing Practices or the requirements of this Agreement as a result of there being any incomplete or missing Mortgage Loan Documents as of the Effective Date;

(k)

any Litigation commenced against the Servicer after the Effective Date as a result of Servicer’s acting as, or status as, the Servicer of the Mortgage Loans hereunder, to the extent that such Litigation does not arise out of or result from the Servicer’s breach of any provision of this Agreement; provided that such indemnification shall not include Damages arising out, relating to or resulting from Litigation that pertains to (i) any actual or alleged contract dispute between the Servicer and a Person retained by the Servicer to perform servicing-related activities on its behalf, employment-related suits by the Servicer personnel, any  tortious acts or omissions, or (ii) the Servicer’s relationships with any of its affiliates, officers, directors, employees, agents, contractors, vendors, suppliers or visitors (other than the Owner).

For purposes of indemnification, the representations and warranties of the Owner contained in this Agreement  shall be deemed to have been made without any limitation or qualification as to materiality or knowledge with respect to such representations and warranties, in each case that are set forth in any such representation or warranty herein, it being the intention of the parties that the Servicer shall be indemnified and held harmless from and against any and all Damages resulting from the failure of any such representation or warranty to be true, correct and complete in any respect or the failure by the Owner to duly and punctually perform any covenant, agreement or undertaking of the Owner contained in this Agreement.

Section 8.07.

Notice of Settlement and Claims.

For purposes of administering the indemnification provisions of Section 8.01 and 8.06, the following procedures shall apply from and after the Effective Date:

(a)

A party that may be entitled, or may thereafter seek, to assert a claim against the other party (an “indemnified party”) for indemnification hereunder with respect to an  any event, action, proceeding or claim for which a Person is entitled to Indemnification under this Agreement (an "Indemnification Event") shall notify such other party (a “potential indemnitor”) of any Indemnification Event in writing within the earlier of fifteen (15) days following the receipt of notice of the commencement of any Litigation giving rise to such indemnification hereunder (“Subject Litigation”) or within thirty (30) days of (A) the assertion of any claim against such indemnified party or (B) the discovery by such indemnified party of any Damages that may give rise to indemnity pursuant to Section 8.01 or 8.06 (any fifteen (15) or thirty (30) day notification requirement shall begin to run, in the case of a claim which is amended so as to give rise to an amended Indemnification Event, from the first day such claim is amended to include any claim which is an Indemnification Event hereunder) such notice to describe in reasonable detail the basis of such Indemnification Event.  The failure to give notice as required by this Section 8.07 in a timely fashion shall not result in a waiver of any right to indemnification hereunder except to the extent that the potential indemnitor’s ability to defend against the event with respect to which indemnification is sought is adversely affected by the failure of the indemnified party to give notice in a timely fashion as required by this Section 8.07.

(b)

Except as set forth below, the potential indemnitor shall be entitled (but not obligated) to assume the exclusive defense or settlement of any such Subject Litigation, or to participate in any negotiations or proceedings to settle or otherwise eliminate any claim, if it shall elect to do so by written notice to the indemnified parties at any time prior to fifteen (15) Business Days after its receipt of the notification with respect thereto referred to above.  If the potential indemnitor assumes any such defense, settlement or negotiations, it shall pursue such defense, settlement or negotiations in good faith.  If the potential indemnitor fails to so elect in writing to assume the defense, the indemnified party may engage counsel to defend, settle or otherwise dispose of such Subject Litigation, which counsel shall be reasonably satisfactory to the potential indemnitor; provided that the indemnified party shall pursue such defense in good faith and shall not settle or compromise any such Subject Litigation or claim without the consent of the potential indemnitor.  The assumption by a potential indemnitor of the defense, settlement or negotiations with respect to any Subject Litigation against the other party shall not be deemed to be an admission by such potential indemnitor as to any liability for indemnification hereunder with respect thereto.

(c)

In cases where the potential indemnitor does not assume the exclusive defense of any Subject Litigation against the other party, such other party shall (i) use counsel reasonably acceptable to the potential indemnitor and afford the potential indemnitor a right to veto, in its reasonable discretion, counsel selected by the indemnified party, (ii) conduct the litigation in the same manner as it would if indemnification from the other party were not available (e.g., manage costs in a prudent manner and appropriately allocate costs between litigation involving indemnified claims and litigation involving similar claims not subject to indemnification), (iii) permit the potential indemnitor to participate fully in the Subject Litigation with representation by counsel of its choosing, consult with the potential indemnitor with respect to the conduct of the Subject Litigation, provide periodic reports to the potential indemnitor and give “due consideration” to the potential indemnitor’s views on litigation strategy plans, legal fees, and settlement options, and other matters related to such Subject Litigation,  (iv) not oppose a motion by the potential indemnitor to intervene and participate as an interested party in Subject Litigation that is or may be subject to indemnification by the potential indemnitor (it being agreed that the potential indemnitor would be free to control its activities in connection with such intervention, notwithstanding control of the defense of such Subject Litigation by the other party).  Provided that the other party enters into a customary and appropriate tolling agreement with respect thereto, neither party shall (x) assert in any such Subject Litigation cross-claims against the other party for indemnification hereunder or (y) commence Subject Litigation against the other party seeking to establish its right to indemnification hereunder with respect to such Subject Litigation (or seeking to collect such indemnification) until completion of the underlying Subject Litigation.

(d)

In cases where the potential indemnitor has assumed the defense or settlement of any Subject Litigation with respect to an Indemnification Event, the potential indemnitor shall be entitled to exclusively assume the defense or settlement thereof with counsel of its own choosing, provided that:  (i) the indemnified party (and its counsel) shall be entitled to continue to participate fully, at its own cost and expense, in any such Subject Litigation or in any negotiations or proceedings to settle or otherwise eliminate any claim for which indemnification is being sought (and in connection therewith, the potential indemnitor shall consult with the indemnified party with respect to the conduct of the Subject Litigation, provide periodic reports to the indemnified party and give “due consideration” to the indemnified party’s views on matters with respect to such Subject Litigation); (ii) the potential indemnitor shall not be entitled to settle or compromise any such Subject Litigation without the consent or agreement of the indemnified party (which consent shall not be unreasonably withheld or delayed), provided that if such consent is withheld, the potential indemnitor’s liability shall be limited to the amount for which the potential indemnitor agreed with the claimant to settle and the potential indemnitor shall remain responsible for its costs and attorneys’ fees to the date such settlement was rejected by the indemnified party and the indemnified party shall be responsible for the costs and attorneys’ fees in respect of such claim thereafter; and (iii) after written notice by the potential indemnitor to the indemnified party of its election to assume control of the defense of any such Subject Litigation, the potential indemnitor shall not be liable to such indemnified party hereunder for any attorneys’ fees and disbursements subsequently incurred by such indemnified party in connection therewith.

(e)

In the event indemnification with respect to any Subject Litigation is requested, the party that has assumed or retained the right to defend such Litigation, its representatives and agents shall have access to the premises, books and records of the other party and its Affiliates, and such other party and its affiliates shall cooperate with the party defending such Subject Litigation, to the extent reasonably necessary or appropriate to assist such party in defending or settling any such Subject Litigation; provided, however, that such access shall be conducted in such manner as not to interfere unreasonably with the operation of the business of such other party and its affiliates.

(f)

With respect to any disputes between the parties relating to any indemnification obligations under this Agreement or the conduct or management of any Subject Litigation hereunder, such dispute shall be heard by any court of competent jurisdiction.  The parties agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

Section 8.08.

Limitation on Liability of Servicer and Others.

Neither the Servicer nor any of the officers, employees or agents of the Servicer shall be under any liability to Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standards of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.

Section 8.09.

Survival.

The rights of indemnification set forth in Section 8.01 and 8.06, and all representations and warranties of the parties set forth in this Agreement, shall survive the execution and termination of this Agreement.

ARTICLE IX
DEFAULT

Section 9.01.

Events of Default.

The occurrence of any of the following shall constitute an event of default hereunder (“Event of Default”):

(a)

on the part of the Servicer (a “Servicer Event of Default”):

(i)

any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after written notice thereof (it being understood that this subparagraph shall not affect Servicer’s obligation pursuant to Section 5.01 to pay default interest on any remittance received by the Owner after the Business Day on which such payment was due); or

(ii)

any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, the breach of which has a material adverse effect and which continue unremedied for a period of sixty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such failure shall be deemed to have a material adverse effect) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

(iv)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(v)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein; or

(vii)

the Servicer ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer’s ability to perform its obligations hereunder;

(b)

On the part of the Owner (an "Owner Event of Default"), if:

(i)

The Owner shall (a) fail to comply in any material respect with the covenants and agreements applicable to it under this Agreement, or (b) breach in any material respect any of the representations or warranties set forth herein that are made by it in either case, other than as a result of Servicer's acts or omissions, that, in either case, is not cured within any applicable cure period contained in herein; or

(ii)

an insolvency, bankruptcy or similar proceeding shall have been commenced with respect to the Owner, or a decree or order of an appropriate court, agency or supervisory authority for the appointment of a conservator, receiver or liquidator shall have been entered against the Owner and such decree or order is not vacated or such proceeding is not dismissed within sixty (60) days thereafter.

(c)

Without limiting the rights of any party under Article 8 hereof, a party shall have three (3) Business Days following a breach of the obligation to pay amounts due hereunder or sixty (60) calendar days following the occurrence of any other breach or failure to perform referred to in Section 8.01(a)(ii) or Section 8.02(b)(i), to cure or correct such breach or failure, assuming such breach or failure is reasonably capable of cure, in the reasonable judgment of the non-defaulting party, which sixty (60) day period shall be extended for an additional thirty (30) day period if, in the reasonable judgment of the non-defaulting party, such default is capable of prompt cure, and appropriate corrective action is instituted by the defaulting Party within the initial sixty (60) day period and the defaulting party diligently pursues such cure.

Section 9.02.

Waiver of Defaults.

The Owner or the Servicer may waive only by written notice any default by the other in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

ARTICLE X
TERMINATION

Section 10.01.

Termination.

The respective obligations and responsibilities of the Servicer shall terminate upon the earliest to occur of the following: (i) the later of the final payment or other liquidation of the last Mortgage Loan and the disposition of all REO Property and the remittance of all funds due hereunder; (ii) 30 days’ written notice from the Owner to the Servicer, (iii) 60 days’ written notice from the Servicer to the Owner, and (iv) mutual consent of the Servicer and the Owner in writing or as provided in Section 10.02.  Simultaneously with any such termination and the transfer of servicing hereunder, the Servicer shall be entitled to be reimbursed for any outstanding Servicing Advances (net of any amounts owed by the Servicer to the Owner hereunder).  In no event shall the Servicer be entitled to any termination fee or other compensation with respect to any termination of this Agreement or the Servicer’s rights hereunder, in whole or in part.

Section 10.02.

Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Whole Loan Transfer.

The Owner and the Servicer agree that with respect to some or all of the Mortgage Loans, the Owner, at its sole option, may effect Whole Loan Transfers retaining the Servicer as the Servicer thereof or subservicer if a master Servicer is employed, or as applicable the “Servicer”. At the election of the Owner, from and after the Reconstitution Date, the Mortgage Loans transferred shall remain covered by this Agreement, insofar as the Servicer shall continue to service such Mortgage Loans on behalf of the Owner in accordance with the terms and provisions of this Agreement or shall be subject to a pooling and servicing agreement or a subservicing agreement containing customary secondary market servicing provisions with respect to mortgage loans that are subject to a rated mortgage loan securitization, including without limitation, the provisions specified in paragraph (e) below.  In the event that the Owner elects not to retain the Servicer as Servicer subsequent to a Whole Loan Transfer or in the event that the Owner effects a pass-through transfer with respect to the Mortgage Loans, the Owner may terminate the Servicer as Servicer without regard to the 30-day notice requirement; provided, however, that the Servicer shall be given adequate notice to meet the requirements of applicable federal, state and local laws and regulations concerning transfers.

The Servicer shall cooperate with the Owner in connection with each Whole Loan Transfer in accordance with this Section 10.02.  In connection therewith the Servicer shall:

(a)

make all representations and warranties with respect to the servicing practices of the Servicer concerning the Mortgage Loans and with respect to the Servicer itself as of the Reconstitution Date of the related Whole Loan Transfer;

(b)

negotiate in good faith and execute any seller/servicer agreements required by the shelf registrant to effectuate the foregoing provided such agreements create no greater obligation or cost on the part of the Servicer than otherwise set forth in this Agreement;

(c)

provide as applicable:

(i)

any and all information and appropriate verification of information which may be reasonably available to the Servicer, whether through letters of its auditors and counsel or otherwise, as the Owner shall request; and

(ii)

such additional representations, warranties, covenants, opinions of counsel, letters from auditors, financial description of the Servicer as Servicer and certificates of public officials or officers of the Servicer as are reasonably believed necessary by any Rating Agency, or the Owner, as the case may be, in connection with such Whole Loan Transfers. The Owner shall pay all third party costs associated with the preparation of such information. The Servicer shall execute any Servicer agreements required within a reasonable period of time after receipt of such Servicer agreements which time shall be sufficient for the Servicer and Servicer’s counsel to review such Servicer agreements.  In the event that the Servicer’s obligations under any such Servicer agreement are substantially identical to its obligations hereunder, the Servicer’s compensation thereunder shall be identical to the Servicer’s compensation hereunder with respect to the related Mortgage Loans.  If the obligations of the Servicer under such Servicer agreement are not substantially identical, the servicing compensation shall be as agreed between the parties.

(iii)

indemnify the Owner for any material misstatements contained in the information provided pursuant to (c) above.

In the event the Owner has elected to have the Servicer hold record title to the Mortgages, prior to the Reconstitution Date the Servicer shall prepare an assignment in blank or, at the option of the Owner, to the trustee from the Servicer acceptable to the Trustee for each Mortgage Loan that is part of the Whole Loan Transfers. The Owner shall pay all preparation and recording costs associated therewith. The Servicer shall execute each assignment, track such assignments to ensure they have been recorded and deliver them as required by the trustee upon the Servicer’s receipt thereof.  Additionally, the Servicer shall prepare and execute, at the direction and expense of the Owner, any note endorsements in connection with any and all seller/servicer agreements.

All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer  shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

Section 10.03.

Transfer of Servicing for Defaulted Loans.

The Owner shall have the option, exercisable in its sole discretion and upon reasonable written notice to the Servicer, to transfer to a third-party Servicer any Mortgage Loan that is more than sixty (60) days delinquent with respect to Monthly Payments.  Upon such transfer, the Owner will reimburse the Servicer for all unreimbursed Servicing Advances with respect to such Mortgage Loan and the reasonable costs and expenses incurred by the Servicer in connection with the transfer of servicing with respect to such Mortgage Loan.

Section 10.04.

Transfer of Books and Records.

All books, records, documents, files, and other information and data in the Servicer’s possession, pertaining to the Mortgage Loans, including all documents, records and reports relating to any pool in which any applicable Mortgage Loans are contained from the inception of the pool, or upon transfer of the servicing of any portion of the Mortgage Loans, are and shall at all times remain the property of the Owner.  Upon termination of this Agreement with respect to one or more Mortgage Loans, subject to and in accordance with Accepted Servicing Practices, the Servicer shall transfer in accordance with the Owner’s and any transferee Servicer’s reasonable instructions at the Owner’s expense (or at the Servicer’s expense if this Agreement is terminated following a Servicer Event of Default), to the Owner or a designee of the Owner, the records held by the Servicer.  The Servicer shall also, following termination of this Agreement with respect to all or any portion of the servicing, account for and turn over to the Owner all related funds collected and held by the Servicer for the Owner, which funds are the property of the Owner, net of all accrued but unpaid Servicing Fees and outstanding Servicing Advances and any other amounts payable to the Servicer under the terms of this Agreement (after deduction therefrom of any amounts owed to the Owner by the Servicer hereunder).

ARTICLE XI
MISCELLANEOUS PROVISIONS

Section 11.01.

Successor to the Servicer.

Upon termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01(ii) or (iii) or 10.03, the Owner shall (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Owner and such successor shall agree.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article III and the remedies available to the Owner under Section 8.01, it being understood and agreed that the provisions of such Article III and Section 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 8.04, or 10.01 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.

The Servicer shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds.  The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.  The successor shall make such arrangements as it may deem appropriate to reimburse the Servicer for unrecovered Servicing Advances which the successor retains hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify the Owner of such appointment.

All reasonable costs and expenses incurred in connection with replacing the Servicer upon its resignation or the termination of the Servicer in accordance with the terms of this Agreement, including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an Event of Default and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with this Agreement, shall be payable on demand by the resigning or terminated Servicer without any right of reimbursement therefor.

Section 11.02.

Amendment.

This Agreement may be amended from time to time by the Servicer and the Owner by written agreement signed by the Servicer and the Owner.

Section 11.03.

Force Majeure.

If either party is prevented, hindered, or delayed in the performance or observance of any of its obligations hereunder by reason of any circumstance beyond its reasonable control, including but not limited to fire, flood, earthquake, elements of nature or acts of God, riots, civil disorders, rebellions or revolutions in any country (“Force Majeure”), that party will be excused from any further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and that party continues to use all commercially reasonable efforts to recommence performance whenever and to whatever extent possible without delay.   The party affected by a Force Majeure event shall advise the other party in reasonable detail of the event as promptly as practicable (including the estimated duration of the event) and keep the other party reasonably apprised of progress in resolving the event.  As applied to this Section 11.03 and to determine whether an event is wholly beyond the control of a party, strikes, slow downs or other labor related delays shall not be considered Force Majeure events.

Section 11.04.

Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.  THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.05.

Notices.

Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telecopier and confirmed by a similar mailed writing, as follows:

(i)

if to the Servicer:

GMAC Mortgage Corporation

3451 Hammond Ave.

Waterloo, IA  50702

Attention:  General Servicing Manager

Telecopier No.:  319-236-5175

With a copy to:

GMAC Mortgage Corporation

100 Witmer Road

Horsham, PA  19044

Attention:  General Counsel and Executive Vice President of the National Loan Administration

Telecopier No.:  215-682-1467

(ii)

if to the Owner:

Mr. Anthony Palmisano

Vice President

Greenwich Capital Financial Products, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Facsimile No. (203) 618-2163

or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice, or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the address (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

Section 11.06.

Severability of Provisions.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 11.07.

Exhibits and Schedules.

The exhibits, schedules and other addenda and supplements to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 11.08.

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(ii)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(iii)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(iv)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(vi)

the term “include” or “including” shall mean without limitation by reason of enumeration.

Section 11.09.

Reproduction of Documents.

This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 11.10.

Confidentiality of Information.

The Servicer and the Owner each agrees that any information and documents that are furnished for the purposes of performing under this Agreement or that are produced or are otherwise furnished to or come to the attention of either party are proprietary and shall be used only for the purposes of this Agreement.  This information includes the terms of this Agreement, technical specifications and operating manuals, services and information concerning current, future, or proposed products and services and combinations of products and services; product and services descriptions; financial information; information related to mergers or acquisitions; passwords and security procedures; computer programs, software, and software documentation; customer and/or prospective client lists , mortgage loan files, and all other information relating in any way to the customer and/or prospective client; printouts; records; policies, practices and procedures; and any or all other information, data or materials relating to the business, trade secrets and technology of either party, its customers, clients, employees, business affairs, affiliates, subsidiaries and the affiliates of its parent organization (all of the foregoing collectively referred to as “Confidential Information”).

Each party shall maintain the Confidential Information of the other in confidence using the same care and discretion to avoid disclosure of Confidential Information as it uses to protect its own confidential information that it does not want disclosed, but in no event less than a reasonable standard of care.  The Owner specifies agrees that it will not use non-public personal information about the Servicer’s customers in any manner prohibited by the Gramm-Leach-Bliley Act. Each party further agrees to (a) restrict disclosure of Confidential Information of the disclosing party solely to persons who need to know the Confidential Information to perform under this Agreement, (b) not to disclose any Confidential Information to any third party or copy Confidential Information without written approval of the disclosing party, and (c) inform those third parties and other persons who receive Confidential Information of its confidential nature and obtain their agreement to abide by the obligations set forth herein.

The obligations imposed under this Agreement shall not apply to Confidential Information that is (a) made public by the party whose Confidential Information is disclosed, party, (b) generally available to the public other than by a breach of this Agreement by the receiving party, its employees or agents, or (c) rightfully received from a third person having the legal right to disclose the Confidential Information free of any obligation of confidence, nor shall the Section 11.10 be deemed to prohibit any disclosure by a party that is necessary or appropriate in such party’s work with legal counsel, accountants, auditor or as required by applicable law or regulation.  In the event that the receiving party, or any of such party’s agents or employees, becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil or criminal investigative demand or similar process) to disclose any Confidential Information of the disclosing party, such receiving party shall provide prompt prior notice to the disclosing party so that it may seek a protective order or other appropriate remedy.  In the event that such protective order or other remedy is not obtained, or that the disclosing party waives compliance with the provisions of this Section 11.10, the receiving party will furnish only that portion of the Confidential Information which in the judgment of its counsel is legally required and will exercise reasonable efforts to obtain assurances that confidential treatment will be accorded the Confidential Information.

Each party acknowledges and agrees that any breach or threatened breach of any of the provisions of this Section 11.10 by the other party will result in immediate and irreparable harm and that any remedies at law in such event will be inadequate.  The parties agree that such breaches, whether threatened or actual, will give the disclosing party the right to obtain injunctive relief to restrain such disclosure or use.  This right shall, however, be in addition to and not in lieu of any other remedies at law or in equity.

Upon termination of the Agreement, all copies of the Confidential Information will either be destroyed or returned to the disclosing party immediately upon such party’s request.  Each party agrees that it will not retain any copy, summary or extract of the Confidential Information or any related work papers on any storage medium whatsoever. Notwithstanding anything to the contrary contained herein, Servicer shall in no event have any obligation hereunder to destroy Mortgage Loan files or any documents related thereto.

Section 11.11.

Assignment by the Owner.

The Owner shall have the right, without the consent of the Servicer hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans.  The Servicer shall not be obligated to recognize any such assignee or designee unless such person executes an assignment and assumption agreement reasonably acceptable to the Servicer.  All references to the Owner in this Agreement shall be deemed to include its assignees or designees.

Section 11.12.

No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for.

Section 11.13.

Counterparts; Successors and Assigns.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Section 8.05, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns.

Section 11.14.

Entire Agreement.

Each of the Servicer and the Owner acknowledges that no representations, agreements or promises were made to it by the other party or any of its employees other than those representations, agreements or promises specifically contained herein.  This Agreement sets forth the entire understanding between the parties hereto with respect to the matters set forth herein, and shall be binding upon all successors of both parties.

Section 11.15.

Further Agreements.

The Servicer and the Owner each agrees to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purpose of this Agreement.

IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date and year first above written.

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By:

Name:

Title:

GMAC MORTGAGE CORPORATION

By:

     Name:

     Title:

SCHEDULE I

MORTGAGE LOAN SCHEDULE

EXHIBIT A

CUSTODIAL ACCOUNT LETTER AGREEMENT

(date)

To:______________________

_________________________

_________________________

    (the “Depository”)

As “Servicer” under the Master Interim Servicing Agreement, dated as of __________, 2003, between Greenwich Capital Financial Products, Inc. and ______________ _______ (the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as “_______ ______________ Custodial Account, in trust for Greenwich Capital Financial Products, Inc., Owner of Whole Mortgage Loans”.  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

[Servicer]

By:____________________

Name:__________________

Title:_________________

The undersigned, as “Depository”, hereby certifies that the above described account has been established under Account Number __________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.  The full amount deposited at any time in the account will be insured up to applicable limits by the Federal Deposit Insurance Corporation through the Bank Insurance Fund or the Savings Association Insurance Fund or will be invested in Permitted Investments as defined in the Agreement.

[                  ]

(name of Depository)

By:____________________

Name:__________________

Title:_________________

EXHIBIT B

ESCROW ACCOUNT LETTER AGREEMENT

(date)

To:___________________________

______________________________

______________________________

       (the “Depository”)

As “Servicer” under the Master Interim Servicing Agreement, dated as of __________, 2003, between Greenwich Capital Financial Products, Inc. and ______________ (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as “______________ Escrow Account, in trust for Greenwich Capital Financial Products, Inc., Owner of Whole Mortgage Loans, and various Mortgagors”.  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

[Servicer]

By:____________________

Name:__________________

Title:_________________

The undersigned, as “Depository”, hereby certifies that the above described account has been established under Account Number __________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.  The full amount deposited at any time in the account will be insured up to applicable limits by the Federal Deposit Insurance Corporation through the Bank Insurance Fund or the Savings Association Insurance Fund or will be invested in Permitted Investments as defined in the Agreement.

[                  ]

(name of Depository)

By:____________________

Name:__________________

Title:__________________

EXHIBIT C

ELIGIBILITY CRITERIA

Fixed and/or Adjustable Rate conventional first mortgages backed by 1-4 family residential properties

EXHIBIT D

SERVICER COMPENSATION

Loan Set Up Fee	$10.00
Monthly Per Loan Fee	$5.25 ($1.50 additional charge for ARM loans)
Monthly Delinquency Upcharge Per Loan	$30.00 (greater than 30 days delinquent including bankruptcy and foreclosure)
Minimum Monthly Charge	$2,500 (assessed after month 1)

Ancillary Income
Late Charges	-----Retained by Greenwich Capital Markets---
Float	-----Retained by GMAC Mortgage-------------
Other Fees	-----Retained by GMAC Mortgage-------------

Transfer Out Fee Per Loan

(Exclusive of transfer-related expenses which are to be paid by Greenwich Capital Markets).

< 2 months	--------------------$30.00----------------------------
2 to 6 months	--------------------$25.00-----------------------
> 6 months	--------------------$20.00-----------------------

EXHIBIT E

TRANSFER INSTRUCTIONS

EXHIBIT F

Pooling and Servicing Agreement

dated as of October 1, 2005

among

Greenwich Capital Acceptance, Inc.

as Depositor,

Greenwich Capital Financial Products, Inc.

as Seller,

Wells Fargo Bank, N.A.

as Master Servicer and Securities Administrator

and

Deutsche Bank National Trust Company

as Trustee

EXHIBIT G

ANNUAL CERTIFICATION

I,[          ], [insert title] of GMAC Mortgage Company (the “Servicer”), certify to [identify the company submitting to SEC], and its officers, directors, agents and affiliates (in its role as [identify role] the “Sarbanes Certifying Party”), and with the knowledge and intent that they will rely upon this certification, that:

(i)

Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Serviced Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii)

The servicing information required to be provided to the Master Servicer by the Servicer under this Servicing Agreement has been provided to the Master Servicer;

(iii)

I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon the review required by this Servicing Agreement, and except as disclosed in the Annual Statement of Compliance and the Annual Independent Public Accountant’s Servicing Report submitted to the Master Servicer, the Servicer has, as of the date of this certification fulfilled its obligations under this Servicing Agreement; and

(iv)

I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:

By:

Name:

Title:

SCHEDULE ONE

Schedule of Serviced Mortgage Loans

On File with McKee Nelson

SCHEDULE TWO

Calculation of Realized Loss/Gain

.

The numbers on the form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

13.

The total of lines 1 through 12.

Credits:

14-21.

Complete as applicable.  All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

22.

The total of lines 14 through 21.

Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________

         Date:  _______________

Phone:  ______________________            Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name:________________________________________________________

Property Address:________________________________________________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes

 ________________

(5)

(6)

Property Maintenance

 ________________

(6)

(7)

MI/Hazard Insurance Premiums

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

$________________

(12)

Cash for Keys__________________________

 ________________

HOA/Condo Fees_______________________

 ________________

______________________________________

 ________________

______________________________________

 ________________

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance Proceeds

________________

(18)

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

_________________

_________________________________________

_________________

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)